UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Preliminary Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
CHF SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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September 10, 2020
To our Stockholders:
A special meeting of stockholders will be held on Tuesday, October 6, 2020, at 2:00 p.m. U.S. Central Time. to conduct the following items of business:
•
Proposal 1 – To approve an amendment to the Company’s 2017 Equity Incentive Plan to (i) increase the annual replenishment of the share reserve to 17% of the total number of fully diluted shares on December 31st of the preceding calendar year, (ii) remove and delete certain references to Section 162(m) of the Internal Revenue Code, and (iii) increase the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options;

•
Proposal 2 – To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of our outstanding common stock at a ratio in the range of 1-for-5 to 1-for-30, to be determined at the discretion of our Board of Directors, whereby each outstanding 5 to 30 shares would be combined, converted and changed into 1 share of our common stock, to enable the Company to comply with the Nasdaq Stock Market’s continued listing requirements; and

•	Proposal 3 – To authorize one or more adjournments of the special meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 1 and Proposal 2 described above.
Our Board of Directors unanimously recommends that you vote FOR Proposals 1, 2 and 3.
The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https:// web.lumiagm.com/257406306. We are pleased to utilize the virtual stockholder meeting technology (i) to provide ready access and cost savings for our stockholders and the Company and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.
Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote via the Internet, by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you vote before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in the accompanying Notice of Special Meeting of Stockholders and proxy statement.
Only holders of our common stock at the close of business on August 21, 2020, the record date, are entitled to receive this notice and to attend and vote at the special meeting and any adjournment or postponement thereof.
Your vote is important. Whether or not you plan to attend the meeting, please sign and submit your proxy as soon as possible so that your shares can be voted at our special meeting in accordance with your instructions. If you attend the meeting, you may revoke your proxy in accordance with the procedures set forth in the proxy statement and vote in person.

Thank you for your continued support of CHF Solutions.
Sincerely,

John L. Erb
Chairman of the Board of Directors and Chief Executive Officer
Corporate Headquarters
12988 Valley View Road
Eden Prairie, Minnesota 55344
(952) 345-4200

CHF SOLUTIONS, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 6, 2020
Notice is hereby given that a special meeting of stockholders will be held on Tuesday, October 6, 2020, at 2:00 p.m. U.S. Central Time, as a virtual meeting at https://web.lumiagm.com/257406306. At the Special Meeting or any postponement, adjournment or delay thereof (the “Special Meeting”), you will be asked to consider and vote upon the following proposals:
•
Proposal 1 – To approve an amendment to the Company’s 2017 Equity Incentive Plan to (i) increase the annual replenishment of the share reserve to 17% of the total number of fully diluted shares on December 31st of the preceding calendar year, (ii) remove and delete certain references to Section 162(m) of the Internal Revenue Code, and (iii) increase the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options;

•
Proposal 2 – To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of our outstanding common stock at a ratio in the range of 1-for-5 to 1-for-30, to be determined at the discretion of our Board of Directors, whereby each outstanding 5 to 30 shares would be combined, converted and changed into 1 share of our common stock, to enable the Company to comply with the Nasdaq Stock Market’s continued listing requirements; and

•	Proposal 3 – To authorize one or more adjournments of the special meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 1 and Proposal 2 described above.
Your attention is directed to the Proxy Statement which is set forth on the following pages, where the foregoing items of business are more fully described. The Board of Directors has fixed the close of business on August 21, 2020 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.
Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
YOU ARE RESPECTFULLY REQUESTED BY THE BOARD TO PROMPTLY SIGN, DATE AND RETURN THE ENCLOSED PROXY OR VOTE OVER THE INTERNET OR BY TELEPHONE. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE MEETING OR VOTE AT THE MEETING. IF YOU RECEIVED THIS PROXY STATEMENT IN THE MAIL, A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. THIS WILL NOT PREVENT YOU FROM VOTING AT THE MEETING BUT WILL, HOWEVER, HELP TO ASSURE A QUORUM AND AVOID ADDED PROXY SOLICITATION COSTS.
By Order of the Board of Directors,

Thomas P. Lynch
Secretary
Eden Prairie, Minnesota
September 10, 2020

Important Notice Regarding the Availability of Proxy Materials for the
CHF Solutions, Inc. Special Meeting of Stockholders to be Held on Tuesday, October 6, 2020.
The Proxy Statement is
available at www.proxyvote.com and on the Investor Relations portion of our web site at
https://ir.chf-solutions.com/investor-relations.

i

CHF SOLUTIONS, INC.
PROXY STATEMENT
SPECIAL MEETING OF STOCKHOLDERS
OCTOBER 6, 2020
ABOUT THE SPECIAL MEETING
Who is soliciting my vote?
The Board of Directors (the “Board”) of CHF Solutions, Inc. (the “Company”, “we” or “us”) is soliciting your proxy, as a holder of our common stock, for use at the special meeting of stockholders and any adjournment or postponement of such meeting. We have retained The Proxy Advisory Group, LLC to assist in the solicitation of proxies. The special meeting will be held on Tuesday, October 6, 2020, at 2:00 p.m. U.S. Central Time, virtually at https://web.lumiagm.com/257406306.
The notice of special meeting, proxy statement and form of proxy card are expected to be first mailed to stockholders of record on or about September 10, 2020.
What is the purpose of the special meeting?
At the special meeting, you will be voting on:
•
Proposal 1 – To approve an amendment to the Company’s 2017 Equity Incentive Plan to (i) increase the annual replenishment of the share reserve to 17% of the total number of fully diluted shares on December 31st of the preceding calendar year, (ii) remove and delete certain references to Section 162(m) of the Internal Revenue Code, and (iii) increase the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options;

•
Proposal 2 – To approve an amendment to our Fourth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse split of our outstanding common stock at a ratio in the range of 1-for-5 to 1-for-30, to be determined at the discretion of our Board of Directors, whereby each outstanding 5 to 30 shares would be combined, converted and changed into 1 share of our common stock, to enable the Company to comply with the Nasdaq Stock Market’s continued listing requirements; and

•	Proposal 3 – To authorize one or more adjournments of the special meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 1 and Proposal 2 described above.
The Board recommends a vote FOR Proposals 1, 2, and 3.
Except as noted herein, share numbers are provided as of the record date and on a pre-reverse stock split basis.
Who is entitled to vote?
You may vote if you owned shares of our common stock at the close of business on August 21, 2020, the record date, provided such shares are held directly in your name as the stockholder of record or are held for you as the beneficial owner through a broker, bank or other nominee. Each share of common stock is entitled to one vote on each matter properly brought before the meeting. As of August 21, 2020, we had 82,078,107 shares of common stock outstanding and entitled to vote.
What is the difference between a stockholder of record and a beneficial owner?
Stockholders of Record. If your common shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us through the enclosed proxy card or to vote at the special meeting.
Beneficial Owners. Many of our stockholders hold their common shares through a broker, bank or other nominee rather than directly in their own names. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner with respect to those shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote these shares at the special meeting unless you request and obtain a legal proxy form from your broker, bank or nominee (as described below). Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.
Can I vote my shares without attending the special meeting?
Stockholders of Record. You may vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided.
If you are a stockholder of record, you may also vote by internet or by phone. To vote by internet or phone, you will need to use a control number provided to you in the materials with this proxy statement and follow the additional steps when prompted. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.
Beneficial Owners. If you are a beneficial owner, you must vote your shares in the manner prescribed by your broker, bank or other nominee. You will receive a voting instruction card (not a proxy card) to use in directing the broker, bank or other nominee how to vote your shares. You may also have the option to vote your shares via the internet or phone.
May I attend the special meeting and vote my shares in person?
All of our stockholders are invited to participate in the special meeting. If you are a registered holder you may register and log in on meeting date. The virtual meeting room will be open one hour before the start of the meeting. For shareholders who hold shares via a Broker/Bank, to participate in the special meeting, you must register in advance by September 25, 2020.
Stockholders of Record. If you are a stockholder of record, you may vote during the virtual meeting through https://web.lumiagm.com/257406306. To be admitted to the special meeting and vote your shares, you will log in with your control number as provided on the proxy card. We encourage you to access the meeting prior to the start time leaving ample time for the check in.
Beneficial Owners: If you hold your common shares through a broker, bank or other nominee and want to vote such shares during the special meeting, you must first obtain a valid legal proxy from your broker, bank or other nominee and then register in advance to attend the special meeting. Follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank or other nominee to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other nominee, to then register to attend the special meeting, you must submit your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:
American Stock Transfer & Trust Company LLC
Attn: Proxy Tabulation Department
6201 15th Avenue
Brooklyn, NY 11219
Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on September 25, 2020.
After completion of your registration by the registration deadline, further instructions, including a unique link to access the special meeting, will be emailed to you. Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.

Can I change my vote?
Stockholders of Record. You may change your vote at any time before your proxy is exercised by sending a written notice of revocation or a later-dated proxy to our Secretary, which must be received prior to commencement of the special meeting; by submitting a later-dated proxy via internet or phone before 11:59 Eastern Time on October 5, 2020; or by voting in person at the special meeting. Your attendance at the special meeting in person virtually will not cause your previously granted proxy to be revoked unless you file the proper documentation for it to be so revoked.
Beneficial Owners. If you hold your shares through a broker, bank or other nominee, you should contact such person prior to the time such voting instructions are exercised.
What does it mean if I receive more than one proxy card or voting instruction card?
If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with brokers, banks or other nominees and/or our transfer agent. Please sign and deliver, or otherwise vote, each proxy card and voting instruction card that you receive. We recommend that you contact your nominee and/or our transfer agent, as appropriate, to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, New York 11219; telephone: 800-937-5449.
What if I do not vote for some of the items listed on my proxy card or voting instruction card?
Stockholders of Record. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in accordance with the recommendations of the Board on such matters.
Beneficial Owners. If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the broker, bank or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable regulations, a broker, bank or nominee has the discretion to vote on routine matters, including Proposal 2 and Proposal 3. In Proposal 1, brokers and certain banks and nominees will be unable to vote on your behalf if you do not instruct them how to vote your shares in the manner set forth on your voting instruction card. Therefore, it is very important for you to vote your shares for each proposal.
How many shares must be present to hold the meeting?
In order for us to conduct the special meeting, a majority of our outstanding shares entitled to vote as of August 21, 2020 must be present in person or by proxy at the meeting. This is called a quorum. Abstentions and broker non-votes will be considered present for purposes of determining a quorum.
What vote is required to approve each item of business?
Proposal 1 – Approval of Evergreen Increase. The affirmative vote of holders of a majority of shares entitled to vote and present at the annual meeting, in person or by proxy, is required for approval of the amendment to our 2017 Equity Incentive Plan. Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
Proposal 2 – Approval of Reverse Stock Split. The affirmative vote of holders of a majority of outstanding shares entitled to vote at the special meeting is required for the approval of the reverse stock split. Abstentions and broker non-votes, if any, will have the same effect as votes against the matter.
Proposal 3 – Approval of Adjournment. The affirmative vote of holders of a majority of shares entitled to vote and present at the special meeting, in person or by proxy, is required for any adjournment of the special meeting to solicit additional proxies in the event there are insufficient votes to approve Proposal 1 and Proposal 2. Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.

Other Matters. The Board does not propose to conduct any business at the meeting, nor is it aware of any other matter to be presented for action at the meeting, other than as stated above.
Who will count the votes and where can I find the voting results?
American Stock Transfer & Trust Company will tabulate the voting results. We intend to announce the preliminary voting results at the special meeting and, in accordance with the rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final results in a current report on Form 8-K within four business days of the special meeting.
Who can help answer my other questions?
If you have more questions about the proposals or voting, you should contact The Proxy Advisory Group, LLC, who is assisting us with the proxy solicitation.
The Solicitation Agent for the Special Meeting is:
The Proxy Advisory Group, LLC
18 East 41st Street, 20th Floor
New York, NY 10017
Tel: (212) 616-2181

PROPOSAL NO. 1: THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2017 EQUITY INCENTIVE PLAN TO (i) INCREASE THE ANNUAL REPLENISHMENT OF THE SHARE RESERVE TO 17% OF THE TOTAL NUMBER OF FULLY DILUTED SHARES ON DECEMBER 31ST OF THE PRECEDING CALENDAR YEAR, (ii) REMOVE AND DELETE CERTAIN REFERENCES TO SECTION 162(M) OF THE INTERNAL REVENUE CODE, AND (iii) INCREASE THE AGGREGATE MAXIMUM NUMBER OF SHARES OF COMMON STOCK THAT MAY BE ISSUED PURSUANT TO THE EXERCISE OF INCENTIVE STOCK OPTIONS
At the Special Meeting, holders of our common stock will be asked to approve the amendment of our 2017 Equity Incentive Plan (“2017 Plan”) to (i) increase the annual replenishment of the share reserve from thirteen percent (13%) to seventeen percent (17%) of the fully diluted number of shares on December 31st of the preceding calendar year (the “Evergreen Provision”), (ii) remove and delete certain references to Section 162(m) of the Internal Revenue Code, and (iii) increase the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options. A copy of the text of the proposed amendment of the 2017 Plan is attached to this proxy statement as Appendix A. The full text of the 2017 Plan, showing the effects of the proposed amendment, is attached as Appendix B.
The purpose of the 2017 Plan, through the grant of awards, is to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any affiliate, and provide a means by which the eligible recipients may benefit from the value or increases in value of our common stock.
We believe that our interests and those of the stockholders will be advanced if we can continue to offer our employees, notably at the senior management level, consultants, and directors, the opportunity to acquire or increase their proprietary interests in us. We have determined that the number of shares available for issuance under the 2017 Plan is insufficient to fully cover the long-term needs for our equity incentive programs and should be increased annually through the Evergreen Provision by seventeen percent (17%) of the total number of fully diluted shares on December 31st of the preceding calendar year.

Background
Evergreen Increase
The 2017 Plan share reserve currently features the Evergreen Provision that annually replenishes the share reserve by thirteen percent (13%) of the total number of fully diluted shares on December 31st of the preceding calendar year. The Evergreen Provision is set forth in Section 3(a)(ii) of the 2017 Plan, as follows:
3(a)(ii) In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years from the date the Plan is approved by the stockholders of the Company, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2027, to an amount equal to 13% of the Fully Diluted Shares as of December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
“Fully Diluted Shares” is defined in Section 13(x) of the Plan, as follows:
“Fully Diluted Shares” as of a date means an amount equal to the number of shares of Common Stock (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding Awards under the Plan and any other outstanding options, warrants or other securities of the Company that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of Common Stock, in each case as of the close of business of the Company on such date. For purposes of calculating the number of Fully Diluted Shares: (x) if the number of shares subject to an outstanding Award is variable on the applicable date, then the number of shares of Common Stock issuable upon exercise or settlement of the Award shall be the maximum number of shares that could be received under such Award and (y) if two or more types of Awards are granted to a Participant in tandem with each other such that the exercise of one type of Award with respect to a number of shares cancels at least an equal number of shares of the other, then the number of shares of Common Stock issuable upon exercise or settlement of the Award shall be the largest number of shares that would be counted under either of the Awards.
This Evergreen Provision allows for the replenishment of the 2017 Plan share reserve without the requirement for the Company to submit a proposal to stockholders to increase the size of the share reserve each year.
Incentive Stock Option Increase
The Incentive Stock Option regulations require that an equity plan specify the number of shares available for grant with respect to incentive stock options. As a result of the Company’s current capitalization, the Company wishes to amend the 2017 Plan to set forth a new aggregate maximum share amount.
Section 162(m)
Generally, Section 162(m) of the Internal Revenue Code (“Section 162(m)”) provides that compensation to covered employees in excess of $1M is not deductible by the Company. Prior to the Tax Cut and Jobs Act, Section 162(m) included a performance based compensation exemption to the $1M deductibility limit whereby compensation that was subject to the performance based compensation exemption was deductible by the Company. The performance based compensation exemption included many requirements otherwise included in equity plan documents. The Tax Cuts and Jobs Act amended Section 162(m) to remove the performance based compensation exemption. Based on this removal, there is no longer an exemption to the $1M deductibility limit, and plans are no longer required to follow the Section 162(m) performance based compensation exemption requirements. As a result, the Company proposes to remove certain references to Section 162(m) in the 2017 Plan, and as reflected in further detail in Appendix B.
In May 2017, our Board and our stockholders adopted and approved the 2017 Plan. The 2017 Plan became effective on May 25, 2017.

Description of the 2017 Equity Incentive Plan, as proposed to be amended
Authorized Shares. The maximum number of shares available for future equity awards that may be issued under our 2017 Plan as of August 21, 2020 is 1,546,551 shares of our common stock plus the number of shares of common stock underlying awards granted under the Second Amended and Restated 2011 Equity Incentive Plan that expire or terminate for any reason prior to exercise or settlement, are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company or are reacquired, withheld (or not issued) to satisfy a withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years from the date the Plan is approved by the stockholders of the Company, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2020, to an amount equal to 13% of the Fully Diluted Shares as of December 31st of the preceding calendar year and commencing on January 1, 2021 and on January 1st of each year thereafter and ending on (and including) January 1, 2027, to an amount equal to 17% of the Fully Diluted Shares as of December 31st of the preceding calendar year, or a lesser number of shares determined by our Board. The maximum number of shares of our common stock that may be issued on the exercise of incentive stock options under our 2017 Plan as a result of this amendment will be 7,732,755.
Shares subject to awards granted under our 2017 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under our 2017 Plan. Additionally, shares become available for future grant under our 2017 Plan if they were issued under stock awards under our 2017 Plan and if we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.
Plan Administration. Our Board, or a duly authorized committee of our Board, administers our 2017 Plan. Our Board may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified stock awards and (2) determine the number of shares subject to such stock awards. Under our 2017 Plan, our Board has the authority to determine and amend the terms of awards and underlying agreements, including:

•	recipients;
•	the exercise, purchase, or strike price of stock awards, if any;
•	the number of shares subject to each stock award;
•	the vesting schedule applicable to the awards, together with any vesting acceleration; and
•	the form of consideration, if any, payable on exercise or settlement of the award.
Under the 2017 Plan, the Board also generally has the authority to effect, with the consent of any adversely affected participant:
•	the reduction of the exercise, purchase, or strike price of any outstanding award;
•	the cancellation of any outstanding award and the grant in substitution therefore of other awards, cash, or other consideration; or
•	any other action that is treated as a repricing under generally accepted accounting principles.
Stock Options. Incentive stock options and nonstatutory stock options are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2017 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2017 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator.
Restricted Stock Unit Awards. RSUs are granted under restricted stock unit award agreements adopted by the plan administrator. RSUs may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. An RSU may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the RSU agreement. Additionally, dividend equivalents may be credited in respect of shares covered by an RSU. Except as otherwise provided in the applicable award agreement, RSUs that have not vested will be forfeited once the participant’s continuous service ends for any reason.
Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of Common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.
Stock Appreciation Rights. Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our Common stock on the date of grant. A stock appreciation right granted under the 2017 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.
Performance Awards. The 2017 Plan permits the grant of performance-based stock and cash awards. Our compensation committee may structure awards so that the stock or cash will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period.
The performance goals that may be selected include one or more of the following: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price;

(xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, new and supplemental indications for existing products, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of phases of clinical trials and/or studies by specific dates; (xliii) acquisition of new customers, including institutional accounts; (xliv) customer retention and/or repeat order rate; (xlv) number of institutional customer accounts (xlvi) budget management; (xlvii) improvements in sample and test processing times; (xlviii) regulatory milestones; (xlix) progress of internal research or clinical programs; (l) progress of partnered programs; (li) partner satisfaction; (lii) milestones related to samples received and/or tests run; (liii) expansion of sales in additional geographies or markets; (liv) research progress, including the development of programs; (lv) patient samples processed and billed; (lvi) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); and (lviii) and to the extent that an Award is not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, other measures of performance selected by the Board.
The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or committee (as applicable) (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the performance goals are established, the Board or committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to any regulatory body. In addition, subject to certain limitations, the Board or committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due on attainment of performance goals and to define the manner of calculating the performance criteria it selects to use for such performance period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the award agreement or the written terms of a performance cash award.
Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator sets the number of shares under the stock award and all other terms and conditions of such awards.
Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the 2017 Plan, (2) the class and maximum number of shares that may be issued on the exercise of incentive stock options, and (3) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions. Our 2017 Plan provides that in the event of certain specified significant corporate transactions, including: (1) a sale of all or substantially all of our assets, (2) the sale or disposition of more than 90% of our outstanding securities, (3) the consummation of a merger or consolidation where we do not survive the transaction, and (4) the consummation of a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding before such transaction are converted or exchanged into other property by virtue of the transaction, unless otherwise provided in an award agreement or other written agreement between us and the award holder, the administrator may take one or more of the following actions with respect to such stock awards:
•	arrange for the assumption, continuation, or substitution of a stock award by a successor corporation;
•	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;
•	accelerate the vesting, in whole or in part, of the stock award and provide for its termination before the transaction;
•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;
•	cancel or arrange for the cancellation of the stock award before the transaction in exchange for a cash payment, or no payment, as determined by the Board; or
•
make a payment, in the form determined by the Board, equal to the excess, if any, of the value of the property the participant would have received on exercise of the awards before the transaction over any exercise price payable by the participant in connection with the exercise.

The plan administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner and is not obligated to treat all participants in the same manner.
In the event of a change in control, awards granted under the 2017 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement. Under the 2017 Plan, a change in control is defined to include (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock, (2) a merger, consolidation, or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity), (3) a sale, lease, exclusive license, or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders, and (4) an unapproved change in the majority of the Board.
Transferability. A participant may not transfer stock awards under our 2017 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2017 Plan.
Plan Amendment or Termination. Our Board has the authority to amend, suspend, or terminate our 2017 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date our Board adopted our 2017 Plan. No stock awards may be granted under our 2017 Plan while it is suspended or after it is terminated.
U.S. Federal Income Tax Consequences
The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of awards granted under the 2017 Plan. Tax consequences for any particular individual may be different.
Incentive Stock Options. A participant recognizes no taxable income as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Internal Revenue Code (unless the participant is subject to the alternative minimum tax). If the participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the grant date and the one-year anniversary of the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares on or before the two- or one-year anniversaries described above (a “disqualifying disposition”), he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option.
Nonstatutory Stock Options. A participant generally recognizes no taxable income on the date of grant of a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon the exercise of a nonstatutory stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the Shares on the exercise date over the exercise price of the option. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of Shares acquired through the exercise of a nonstatutory stock option, any subsequent gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.
Stock Appreciation Rights. A participant generally recognizes no taxable income on the date of grant of a stock appreciation right with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon exercise of the stock appreciation right, the participant generally will be required to include as ordinary income an amount equal to the sum of the amount of any cash received and the fair market value of any shares received upon the exercise. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired by an exercise of the stock appreciation right, any gain or loss (generally based on the difference between the sale price and the fair market value on the exercise date) will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.
Restricted Stock, Restricted Stock Units, Performance Awards, and Performance Shares. A participant generally will not have taxable income at the time an award of restricted stock, restricted stock units, performance shares, or performance units is granted. Instead, he or she generally will recognize ordinary income in the first taxable year in which his or her interest in the shares underlying the award has been transferred to him or her and becomes either (i) freely transferable, or (ii) no longer subject to substantial risk of forfeiture. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, the recipient of a restricted stock award may elect to recognize income at the time he or she receives the award in an amount equal to the fair market value of the shares underlying the award (less any cash paid for the shares) on the date the award is granted.
Section 409A. Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plans with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
Tax Effect for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2017 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). However, special rules limit the deductibility of compensation paid to our chief executive officer, chief financial officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.
THE FOREGOING IS ONLY A SUMMARY OF THE TAX EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND VESTING OR EXERCISE OF AWARDS UNDER THE 2017 PLAN. IT DOES NOT PURPORT TO BE

COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A SERVICE PROVIDER’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR NON-U.S. COUNTRY TO WHICH THE SERVICE PROVIDER MAY BE SUBJECT.

Equity Compensation Plan Information
The following table sets forth certain information as of December 31, 2019 concerning our equity compensation plans:
Plan category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted- average exercise price of outstanding options and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	112,829(1)	$58.63(2)	98,001(2)
Equity compensation plans not approved by security holders	292,901	$7.28	65,562(3)
Total	405,730	$21.56	163,563
(1)
Consists of shares of our common stock that may be issued pursuant to outstanding stock options under the Second Amended and Restated 2011 Equity Incentive Plan, the 2017 Plan and the 2013 Non-Employee Directors’ Equity Incentive Plan (the “2013 Directors’ Plan”).

(2)
Consists of 78,172 shares of our common stock remaining available for future issuance under the 2017 Plan and 19,829 shares of our common stock remaining available for future issuance under the 2013 Directors’ Plan. No additional awards may be issued under the 2002 Stock Plan or the Second Amended and Restated 2011 Equity Incentive Plan. Each of the 2017 Plan and the 2013 Directors’ Plan contains an “evergreen” provision, pursuant to which the number of shares available for issuance under the plan automatically adjusts by a percentage of the number of fully diluted shares outstanding. Specifically, pursuant to the 2017 Plan, the share reserve under the plan will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2018 and ending on (and including) January 1, 2027, to an amount equal to 13% of the fully diluted shares outstanding on December 31st of the preceding calendar year; provided that the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares than would otherwise occur. Pursuant to the 2013 Directors’ Plan, the share reserve under the plan will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2014 and ending on (and including) January 1, 2023, by an amount equal to 2% of the fully diluted shares outstanding on December 31st of the preceding calendar year; provided that the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares than would otherwise occur.

(3)
Consists of shares of our common stock that may be issued pursuant to outstanding stock options under the New-Hire Plan. The Board approved the New-Hire Plan in July 2013. The New-Hire Plan provides for the grant of the following awards: options not intended to qualify as incentive stock options under Section 422 of the Code, restricted stock awards, RSU awards, stock appreciation rights and other stock awards. Eligible award recipients are individuals entering into employment with the Company who were not previously employees or directors of the Company or following a bona fide period of non-employment. All awards must constitute inducements material to such individuals’ entering into employment with the Company within the meaning of the Nasdaq listing rules, and all awards must be granted either by the Compensation Committee or a majority of the Company’s independent directors. Promptly following the grant of an award under the New-Hire Plan, the Company must (i) issue a press release disclosing the material terms of the award and (ii) notify Nasdaq that it granted such award in reliance on the “inducement grant exemption” from Nasdaq’s stockholder approval requirements for equity compensation plans.

Vote Required
The affirmative vote of holders of a majority of shares entitled to vote and present at the annual meeting, in person or by proxy, is required for approval of the amendment to our 2017 Plan. Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against the matter.
The Board recommends that you vote FOR Proposal 1.

PROPOSAL NO. 2 – TO APPROVE AN AMENDMENT TO OUR FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK AT A RATIO IN THE RANGE OF 1-FOR-5 to 1-FOR-30, TO BE DETERMINED AT THE DISCRETION OF OUR BOARD OF DIRECTORS, WHEREBY EACH OUTSTANDING 5 TO 30 SHARES WOULD BE COMBINED, CONVERTED AND CHANGED INTO 1 SHARE OF OUR COMMON STOCK, TO ENABLE THE COMPANY TO COMPLY WITH THE NASDAQ STOCK MARKET’S CONTINUED LISTING REQUIREMENTS
The Company’s Certificate of Incorporation currently authorizes the issuance of 100,000,000 shares of common stock, par value $0.0001 per share. On August 21, 2020, the Company had 82,078,107 shares of common stock issued and outstanding in addition there are 423,418 shares issuable upon exercise of outstanding preferred stock, 477,213 shares of common stock issuable under the Company’s equity incentive plans and 17,021,256 shares of common stock reserved pursuant to currently exercisable outstanding warrants.
The Board has unanimously approved an amendment to the Company’s Certificate of Incorporation to effect a reverse split of the Company’s common stock any time prior to the first anniversary of its approval by the stockholders at a ratio in the range of 1-for-5 to 1-for-30, to be determined at the discretion of the Board, whereby each outstanding 5 to 30 shares would be combined, converted and changed into 1 share of the Company’s common stock. A copy of the certificate of amendment for the reverse stock split (the “Reverse Stock Split Certificate of Amendment”) to the Certificate of Incorporation is attached hereto as Appendix C.
If the Reverse Stock Split Certificate of Amendment is approved by a majority of the Company’s stockholders, the Board will have discretion to determine, as it deems to be in the best interest of the Company’s stockholders, the specific ratio to be used within the range described above and the timing of the reverse stock split, which must occur any time prior to the first anniversary of its approval by the stockholders. The Board believes that stockholder approval of the range of reverse stock split ratios (as opposed to approval of a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purpose of a reverse stock split, as discussed below, and therefore is in the best interests of the Company and its stockholders.
The Board may, in its discretion, determine not to effect the reverse stock split if it determines, subsequent to obtaining stockholder approval, that such action is not in the best interests of the Company. By voting in favor of the reverse stock split, you are expressly authorizing the Board to determine not to proceed with, and abandon, the reverse stock split if it should so decide.
The Board has recommended that the proposed Reverse Stock Split Certificate of Amendment to effect the reverse stock split be presented to the Company’s stockholders for approval.

Reasons for the Reverse Stock Split
As previously disclosed in a current report on Form 8-K filed on December 20, 2019, on December 17, 2019, we received a letter (the “Notice”) from The Nasdaq Stock Market (“Nasdaq”) advising that for 30 consecutive trading days preceding the date of the Notice, the bid price of our common stock had closed below the $1.00 per share minimum required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Notice has no effect on the listing of our common stock at this time, and our common stock continues to trade on the Nasdaq Capital Market under the symbol “CHFS.” Under Nasdaq Listing Rule 5810(c)(3)(A), if during the 180 calendar day period following the date of the Notice (the “Compliance Period”), the closing bid price of our common stock is at or above $1.00 for a minimum of 10 consecutive business days, we will regain compliance with the Minimum Bid Price Requirement and our common stock will continue to be eligible for listing on the Nasdaq Capital Market, absent noncompliance with any other requirement for continued listing. The Nasdaq letter further states that if compliance with the Minimum Bid Price Rule cannot be demonstrated by the end of the 180-day period, we may be eligible for a second 180-day period to regain compliance. To be eligible for the second 180 day compliance period, (i) we must meet the market value of publicly held shares requirement for continued listing and all other applicable standards for initial listing on The Nasdaq Capital Market set forth in Marketplace Rule 5505 (except the bid price requirement), (ii) we must provide Nasdaq with written notice of its intention to cure the deficiency, through a reverse stock split, if necessary, and (iii) Nasdaq must determine that the Company will be able to cure the deficiency. If we do not regain compliance with the Minimum Bid Price. Requirement by the end of the Compliance Period (or the Compliance Period as may be extended) the Company’s common stock will be subject to delisting. At such time, we may appeal Nasdaq’s delisting determination.
On April 17, 2020, Nasdaq notified us that the 180-day period to regain compliance with the Minimum Bid Price Rule has been extended due to the global market impact caused by COVID-19. More specifically, Nasdaq has stated that the compliance periods for any company previously notified about non-compliance are suspended effective April 16, 2020, until June 30, 2020. On July 1, 2020, companies received the balance of any pending compliance period exception to regain compliance with the Minimum Bid Price Rule. As a result of this extension, we were given to August 28, 2020 to regain compliance with the Minimum Bid Price Rule.
At our annual meeting of stockholders, held on May 20, 2020 and adjourned to June 19, 2020 (the “Annual Meeting”), our board of directors proposed an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, which if implemented would increase the closing bid price of our common stock above $1.00. There were insufficient votes to pass such proposal at the Annual Meeting.
We have been monitoring the closing bid price of our common stock through the Compliance Period. We have submitted a request to Nasdaq for a 180-day extension to regain compliance with the Minimum Bid Price Requirement under the Nasdaq Listing Rules.
The Board is asking the stockholders to grant it the authority, at its discretion, to effect a reverse stock split, which the Board believes is an effective way to increase the minimum bid price of our common stock proportionately and put us in a position to regain compliance with Nasdaq Listing Rule 5550(a)(2).
The Board believes that maintaining the listing of the Company’s common stock on Nasdaq is in the best interests of the Company and its stockholders. The Board believes that the delisting of the Company’s common stock from Nasdaq would impair our ability to raise additional funds and result in lower prices and larger spreads in the bid and ask prices for the Company’s common stock, among other things. See “Certain Risk Factors Associated with the Reverse Stock Split” below for more information.

Determination of the Reverse Stock Split Ratio
In determining the ratio to be used, the Board will consider various factors, including but not limited to, (i) the potential impact and anticipated benefits to the Company and its stockholders, (ii) market conditions and existing and expected market price of the Company’s common stock at such time, (iii) the number of shares that will be outstanding after the reverse stock split, (iv) the stockholders’ equity at such time, and (v) the trading volume of the Company’s common stock at such time. Our Board only intends to implement the reverse stock split to the extent it believes necessary to maintain the Company’s listing on Nasdaq for the future.

Impact of the Reverse Stock Split, if Implemented
If approved and effected, the reverse stock split will automatically apply to all shares of the Company’s common stock, and each stockholder will own a reduced number of shares of the Company’s common stock. However, except for adjustments that may result from the treatment of fractional shares, as described below, or as a result of adjustments to the conversion prices of certain convertible securities, as described below, the reverse stock split will not affect any stockholder’s percentage ownership or proportionate voting power.
Based on the Company’s capitalization as of August 21, 2020, the principal effect of the reverse stock split (at a ratio between 1-for-5 and 1-for-30), not taking into account the treatment of fractional shares described under “–Procedure for Effecting the Reverse Stock Split–Treatment of Fractional Shares” below, would be that:
•	the number of shares of the Company’s authorized common stock would remain unchanged at 100,000,000 shares;
•	the number of shares of the Company’s common stock issued and outstanding would be reduced from 82,078,107 shares to between approximately 16,415,621 shares and 2,735,937 shares;

•
the 40,000,000 shares of the Company’s authorized preferred stock, 30,000 of which are designated as Series A Junior Participating Preferred Stock, and 135 of which are designated as Series F Convertible Preferred Stock, would remain unchanged;

•
the number of shares of the Company’s Series F Convertible Preferred Stock issued and outstanding would remain unchanged, although the conversion price of the 135 outstanding shares of Series F Convertible Preferred Stock would increase and the number of shares of common stock issuable upon conversion of such preferred stock would decrease in proportion to the reverse stock split from 423,418 shares to between approximately 84,684 shares and 14,114 shares, subject to future adjustment as provided in the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock;

•
the number of shares of the Company’s common stock issuable upon the exercise or vesting of outstanding warrants would be reduced from 48,961,580 to between approximately 3,404,251 shares and 567,375 shares (and the respective exercise prices of the warrants would increase by a factor equal to the inverse of the split ratio); of the 48,961,380 shares of the Company’s common stock issuable upon the exercise or vesting of outstanding warrants, 31,940,324 shares of the Company’s common stock issuable upon the exercise or vesting of outstanding warrants are not exercisable unless and until the Company effects a reverse stock split, which would enable the exercise in full of such warrants;

•
the number of shares of the Company’s common stock issuable upon the exercise of outstanding stock options and restricted stock units would be reduced from 477,213 to between approximately 95,443 shares and 15,907 shares (and the respective exercise prices of the options would increase by a factor equal to the inverse of the split ratio);

•
the aggregate number of shares of the Company’s common stock reserved for issuance, in connection with future awards under the Company’s equity incentive plans would be reduced from 148,231 to between approximately 29,646 shares and 4,941 shares, subject to increase on January 1st of each year due to the “evergreen” provisions in the Company’s 2017 Plan and Non-Employee Directors’ Equity Incentive Plan; if Proposal 1 is approved, the limit in the 2017 Plan on the number of shares of common stock that could be issued upon exercise of incentive stock options would not, however, be adjusted; and

•
the number of shares of the Company’s common stock that are authorized, but unissued and unreserved, would increase from 6 to between approximately 73,582,290 shares and 95,597,048 shares; and the par value of the Company’s common stock and preferred stock would remain unchanged at $0.0001 per share, and, as a result, the stated capital attributable to common stock on the Company’s balance sheet would be reduced proportionately based on the reverse stock split ratio, the additional paid-in capital account would be credited with the amount by which the stated capital is reduced, and the per-share net income or loss and net book value of the Company’s common stock would be restated because there would be fewer shares of common stock outstanding.

The following table contains approximate information relating to our common stock immediately following the reverse stock split under certain possible exchange ratios, based on share information as of August 21, 2020. All share numbers are rounded down to the nearest whole share.
	Pre-Reverse Split	1-for-5	1-for-10	1-for-20	1-for-30
Number of authorized shares of common stock	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000

Number of outstanding shares of common stock	82,078,107	16,415,621	8,207,811	4,103,905	2,735,937

Number of authorized shares of preferred stock	40,000,000	40,000,000	40,000,000	40,000,000	40,000,000

Number of shares of common stock issuable upon conversion of outstanding shares of preferred stock(1)	423,418	84,684	42,342	21,171	14,114

Number of shares of common stock issuable upon exercise of outstanding stock options, restricted stock units and warrants	49,438,793	9,887,759	4,943,879	2,471,940	1,647,960

Number of shares of common stock reserved for issuance in connection with future awards under the Company’s equity incentive plans(2)	148,231	29,646	14,823	7,412	4,941

Number of shares of common stock authorized, but unissued and unreserved(3)	6	73,582,290	86,791,145	93,395,573	95,597,048
(1)
The number of shares of common stock issuable upon conversion of shares of Series F Convertible Preferred Stock will change as a result of adjustments to the conversion price of such shares pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock. Specifically, if, at any time while shares of such series are outstanding, the Company sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues any common stock or its equivalents entitling any person to acquire shares of common stock at an effective price per share that is lower than the then price of conversion (other than in connection with certain exempt issuances as set forth in the certificate of designation for such series), then the price of conversion shall be reduced to such lower price.

(2)
The shares reserved for future issuance under the Company’s 2017 Plan and Non-Employee Directors’ Equity Incentive Plan are subject to increase on January 1st of each year due to the “evergreen” provisions in such plans.

(3)
The number of authorized, but unissued and unreserved shares of common stock will increase or decrease in connection with any adjustments to the conversion price of the Company’s outstanding Series F Convertible Preferred Stock as described in note (1) above. Additionally, this amount does not include unexercisable warrants issued on August 21, 2020 by the Company. Such warrants are not exercisable unless and until a reverse stock split is effectuated by the Company.

See also “Certain Risk Factors Associated with the Reverse Stock Split or Nasdaq Delisting” and “—Procedure for Effecting the Reverse Stock Split—Treatment of Fractional Shares” below for additional information regarding the potential impact of the reverse stock split.
Anti-Takeover and Dilutive Effects
The number of authorized shares of our common stock and preferred stock will not be diluted as a result of the reverse stock split. The common stock and preferred stock that is authorized but unissued provide the Board with flexibility to effect, among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Reverse Stock Split Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Reverse Stock Split Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt.
Except for the Company’s obligation to issue common stock upon the exercise of outstanding options and warrants or the conversion of our outstanding shares of preferred stock, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to the reverse stock split at this time, and we have not allocated any specific portion of the authorized number of shares to any particular purpose.

Certain Risk Factors Associated with the Reverse Stock Split or Nasdaq Delisting
A reverse stock split may negatively impact the market for our common stock.
Factors such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the total market capitalization of our common stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of our common stock following the reverse stock split will increase in proportion to the reduction in the number of shares of common stock outstanding before the reverse stock split. A decline in the market price of our common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of our common stock could be adversely affected following such a reverse stock split.
In addition, the reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares). Any stockholder who owns fewer than 500 to 3,000 shares of common stock, depending on the final ratio, prior to the reverse stock split will own fewer than 100 shares of common stock following the reverse stock split. Stockholders who hold odd lots typically experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales. Furthermore, some stockholders may cease being stockholders of the Company following the reverse stock split. Any stockholder who owns fewer than 5 to 30 shares of common stock, depending on the final ratio, prior to the reverse stock split will own less than one share of common stock following the reverse stock split and therefore such stockholder will receive cash equal to the market value of such fractional share and cease being a stockholder of the Company, as further described below under “–Procedure for Effecting the Reverse Stock Split–Treatment of Fractional Shares”.
Furthermore, there can also be no assurance that the minimum bid price per share of our common stock would remain in excess of $1.00 following the reverse stock split for a sustained period of time, if at all.
Nasdaq may delist our common stock from its exchange which could limit your ability to make transactions in our securities and subject us to additional trading restrictions.
On December 17, 2019, we received a letter (the “Notice”) from Nasdaq advising that for 30 consecutive trading days preceding the date of the Notice, the bid price of our common stock had closed below the $1.00 per share minimum required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). The Notice has no effect on the listing of our common stock at this time, and our common stock continues to trade on the Nasdaq Capital Market under the symbol “CHFS.” Under Nasdaq Listing Rule 5810(c)(3)(A), if during the 180 calendar day period following the date of the Notice (the “Compliance Period”), the closing bid price of our common stock is at or above $1.00 for a minimum of 10 consecutive business days, we will regain compliance with the Minimum Bid Price Requirement and our common stock will continue to be eligible for listing on the Nasdaq Capital Market, absent noncompliance with any other requirement for continued listing.
The Nasdaq letter further states that if compliance with the Minimum Bid Price Rule cannot be demonstrated by the end of the 180-day period, we may be eligible for a second 180-day period to regain compliance. To be eligible for the second 180 day compliance period, (i) we must meet the market value of publicly held shares requirement for continued listing and all other applicable standards for initial listing on The Nasdaq Capital Market set forth in Marketplace Rule 5505 (except the bid price requirement), (ii) we must provide Nasdaq with written notice of its intention to cure the deficiency, through a reverse stock split, if necessary, and (iii) Nasdaq must determine that the Company will be able to cure the deficiency. If we do not regain compliance with the Minimum Bid Price. Requirement by the end of the Compliance Period (or the Compliance Period as may be extended) the Company’s common stock will be subject to delisting. At such time, we may appeal Nasdaq’s delisting determination.
On April 17, 2020, Nasdaq notified us that the 180-day period to regain compliance with the Minimum Bid Price Rule has been extended due to the global market impact caused by COVID-19. More specifically, Nasdaq has stated that the compliance periods for any company previously notified about non-compliance are suspended effective April 16, 2020, until June 30, 2020. On July 1, 2020, companies received the balance of any pending compliance period exception to regain compliance with the Minimum Bid Price Rule. As a result of this extension, we were given to August 28, 2020 to regain compliance with the Minimum Bid Price Rule.
At our Annual Meeting, our board of directors proposed an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, which if implemented would increase the closing bid price of our common stock above $1.00. There were insufficient votes to pass such proposal at the Annual Meeting.
We have been monitoring the closing bid price of our common stock through the Compliance Period. We have submitted a request to Nasdaq for an 180-day extension to regain compliance with the Minimum Bid Price Requirement under the Nasdaq Listing Rules, although there can be no assurance that we will be granted an extension to regain compliance.
Additionally, Nasdaq has the authority, pursuant to Nasdaq Listing Rule 5550(b)(1), to delist our common stock if our stockholders’ equity falls below $2.5 million. As of December 31, 2019, our stockholders’ equity was $2.0 million, which is below Nasdaq’s stockholders’ equity requirement. Subsequent to year end, on January 28, 2020 and on August 21, 2020, we closed on underwritten public offerings, for net proceeds of approximately $8.6 million and $13.0, respectively, which effectively allows us to regain compliance with Nasdaq’s minimum equity requirements. It is possible that our stockholders’ equity could be reduced again below $2.5 million as a result of operating losses or other reasons. If that occurs, or if we are unable to demonstrate to Nasdaq’s satisfaction that we will be able to sustain compliance with this requirement, Nasdaq may delist our common stock. In addition, even if we regain technical compliance with the stockholders’ equity requirement, we will have to continue to meet other objective and subjective listing requirements to continue to be listed on the Nasdaq Capital Market. We are actively monitoring our stockholders’ equity and will consider any and all options available to us to maintain compliance. There can be no assurance, however, that we will be able to maintain compliance and meet Nasdaq’s minimum stockholders’ equity requirements.
If our common stock is delisted, our common stock would likely then trade only in the over-the-counter market. If our common stock were to trade on the over-the-counter market, selling our common stock could be more difficult because smaller quantities of shares would likely be bought and sold, transactions could be delayed, and we could face significant material adverse consequences, including: a limited availability of market quotations for our securities; reduced liquidity with respect to our securities; a determination that our shares are a “penny stock,” which will require brokers trading in our securities to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our securities; a reduced amount of news and analyst coverage for our Company; and a decreased ability to issue additional securities or obtain additional financing in the future. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock and would substantially impair our ability to raise additional funds and could result in a loss of institutional investor interest and fewer development opportunities for us.
In addition to the foregoing, if our common stock is delisted from Nasdaq and it trades on the over-the-counter market, the application of the “penny stock” rules could adversely affect the market price of our common stock and increase the transaction costs to sell those shares. The SEC has adopted regulations which generally define a “penny stock” as an equity security that has a market price of less than $5.00 per share, subject to specific exemptions. If our common stock is delisted from Nasdaq and it trades on the over-the-counter market at a price of less than $5.00 per share, our common stock would be considered a penny stock. The SEC’s penny stock rules require a broker-dealer, before a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and the salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, the penny stock rules generally require that before a transaction in a penny stock occurs, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s agreement to the transaction. If applicable in the future, these rules may restrict the ability of brokers-dealers to sell our common stock and may affect the ability of investors to sell their shares, until our common stock no longer is considered a penny stock.
A reverse stock split would increase our number of authorized but unissued shares of stock, which could negatively impact a potential investor if they purchased our common stock.
Because the number of authorized shares of the Company’s common stock will not be reduced proportionately, the reverse stock split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action. The issuance of additional shares of common stock or securities convertible into common stock may have a dilutive effect on earnings per share and relative voting power and may cause a decline in the trading price of our common stock. We could use the shares that are available for future issuance in dilutive equity financing transactions, or to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. We may seek additional financing in the future. Other than the foregoing, we have no existing plans to issue any of the authorized, but unissued and unreserved shares, whether available as a result of the proposed reverse stock split or otherwise.

Procedure for Effecting the Reverse Stock Split
When and if the Board decides to implement the reverse stock split at any time before the first anniversary of its approval by the stockholders, the Company will promptly file the Reverse Stock Split Certificate of Amendment with the Secretary of State of the State of Delaware to amend its existing Certificate of Incorporation. The reverse stock split will become effective on the date of filing the Reverse Stock Split Certificate of Amendment, which is referred to as the “reverse stock split effective date”. Beginning on the reverse stock split effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Reverse Stock Split Certificate of Amendment is set forth in Appendix C to this proxy statement. The text of the Reverse Stock Split Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the reverse stock split, including the applicable ratio for the reverse stock split.
After the reverse stock split effective date, our common stock will have a new CUSIP number, which is a number used to identify our securities, and stock certificates with the old CUSIP number will need to be exchanged for stock certificates with the new CUSIP number using the procedures described below.
Exchange of Stock Certificates
As soon as practicable after the effective date of the reverse stock split, stockholders holding certificated shares, if any, will be notified that the reverse stock split has been effected. American Stock Transfer & Trust Company, our transfer agent, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares in certificated form will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal that will be delivered to our stockholders. No new certificates will be issued to a stockholder until the stockholder has surrendered to the exchange agent his, her or its outstanding certificate(s) together with the properly completed and executed letter of transmittal.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR EXCHANGE AGENT.

STOCKHOLDERS ARE ENCOURAGED TO PROMPTLY SURRENDER CERTIFICATES TO THE EXCHANGE AGENT FOLLOWING RECEIPT OF TRANSMITTAL FORMS IN ORDER TO AVOID HAVING SHARES POSSIBLY BECOMING SUBJECT TO ESCHEAT LAWS.
Stockholders whose shares are held by their stockbroker do not need to submit old share certificates for exchange. Their accounts will automatically reflect the new quantity of shares based on the selected reverse stock split ratio. Beginning on the reverse stock split effective date, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
Treatment of Fractional Shares
To avoid the existence of fractional shares of common stock after the reverse stock split, fractional shares that would be created as a result of the reverse stock split will be rounded down to the next whole share and the stockholder will receive cash equal to the market value of the factional share, determined by multiplying such fraction by the closing sales price of the Company’s common stock as reported on Nasdaq on the last trading day before the reverse stock split effective date (as adjusted to give effect to the Reverse Split). The ownership of a fractional interest will not give the holder any voting, dividend or other right except to receive the cash payment therefor. If a stockholder is entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the reverse stock split effective date. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received such cash payment.
No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed Reverse Stock Split Certificate of Amendment to effect the reverse stock split, and we will not independently provide our stockholders with any such rights.

Material Federal Income Tax Consequences
The following discussion of certain U.S. federal income tax consequences to the Company’s stockholders of the reverse stock split, if effected, does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences and is included for general information only. It not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each stockholder’s own particular circumstances. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the reverse stock split.
This discussion addresses the U.S. federal income tax consequences only to a stockholder that is (i) a citizen or individual resident of the United States, (ii) a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock, (iii) a trust if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person, or (iv) an estate whose income is subject to U.S. federal income taxation regardless of its source. This discussion addresses only those stockholders who hold their pre-reverse stock split shares as “capital assets” as defined in the Code (generally, property held for investment), and will hold the shares received in the reverse stock split as capital assets. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as, without limitation, stockholders who are subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, stockholders who are not “United States persons” as defined in Section 7701(a)(30) of the Code, U.S. persons whose functional currency is not the U.S. dollar, broker-dealers, tax-exempt entities, or S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (or investors therein). If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds pre-reverse stock split shares of our stock, the U.S. federal income tax treatment of a partner of the partnership will depend on the status of the partner and the activities of the partnership and upon certain determinations made at the partnership level. Partners in partnerships holding our common stock are urged to consult their own tax advisors about the U.S. federal income tax consequences of the reverse stock split.
Stockholders are advised to consult their own tax advisers regarding the U.S. federal income tax consequences of the reverse stock split in light of their personal circumstances and the consequences under state, local and foreign tax laws, and also as to any estate or gift tax considerations.
Exchange Pursuant to Reverse Stock Split
No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “—Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-reverse stock split shares will include the holding period of the pre-reverse stock split shares.
Cash in Lieu of Fractional Shares
A stockholder who receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the reverse stock split and then as having exchanged such fractional share for cash in a redemption of such fractional share. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the stockholder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the reverse stock split. Deductibility of capital losses by holders is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.
The Company will not recognize any gain or loss as a result of the reverse stock split.

Vote Required
The affirmative vote of holders of a majority of the outstanding shares entitled to vote at the special meeting is required for the approval of the Reverse Stock Split Certificate of Amendment to effect a reverse stock split. Abstentions and broker non-votes, if any, will have the same effect as votes against the matter.
The Board recommends that you vote FOR Proposal 2.

PROPOSAL NO. 3 – ADJOURNMENT OF SPECIAL MEETING
The Board has approved the submission to the stockholders of a proposal to approve one or more adjournments of the special meeting in the event that there is not a sufficient number of votes at the special meeting to approve Proposal 1 and Proposal 2. In order to permit proxies that have been timely received to be voted for such adjournments, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the special meeting, the adjournment is for a period of less than 30 days and the record date remains unchanged, no notice of the time and place of the reconvened meeting will be given to stockholders, other than an announcement made at the special meeting.
The Board recommends that you vote FOR Proposal 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) of our common stock as of August 24, 2020 by (i) each of the directors and named executive officers, (ii) all of the directors and executive officers as a group, and (iii) to our knowledge, beneficial owners of more than 5% of our common stock. As of August 24, 2020, there were 82,078,107 shares of our common stock outstanding. Unless otherwise indicated and subject to applicable community property laws, each owner has sole voting and investment powers with respect to the securities listed below.
Name of Beneficial Owner	Number of Shares	Right to Acquire(1)	Total	Aggregate Percent of Class(2)
John L. Erb	11,617	386,836(3)	398,453	*%
Steve Brandt	5	12,864	12,869	*
Maria Rosa Costanzo, M.D.	—	—	—	—
Jon W. Salveson	3	13,809	13,812	*
Gregory D. Waller	2	14,278	14,280	*
Warren S. Watson	3	13,809	13,812	*
Claudia Drayton	2	9,730	9,732	*
Nestor Jaramillo, Jr.	—	29,923	29,923	*
All directors and executive officers as a group (9 persons)	11,632	486,465	498,103	0.60%
Empery Asset Master, Ltd.(4) 551 Fifth Avenue, Floor 19 New York, NY 10176	842,000	5,568,023	6,410,023	7.31%
*	Less than one percent.
(1)
Except as otherwise described below, amounts reflect the number of shares that such holder could acquire through (i) the exercise of outstanding stock options, (ii) the vesting/settlement of outstanding RSUs, (iii) the exercise of outstanding warrants to purchase common stock, and (iv) the conversion of outstanding Series F Preferred Stock, in each case within 60 days after August 24, 2020.

(2)	Based on 82,078,107 shares outstanding as of August 24, 2020.
(3)
Consists of (i) 31,459 shares issuable upon the exercise of outstanding stock options, (ii) 20,996 shares issuable upon the exercise of outstanding warrants to purchase common stock and (iii) 333,400 shares issuable upon conversion of outstanding shares of Series F Convertible Preferred Stock (assuming all 100 shares of Series F Convertible Preferred Stock held by Mr. Erb are converted at once and rounded up to the nearest whole share).

(4)
Based on the Schedule 13G filed by Empery Asset Master, Ltd., Empery Asset Management, LP, Ryan M. Lane and Martin D. Hoe on February 3, 2020. Empery Asset Master, Ltd. is the beneficial owner of the securities. Empery Asset Management, LP is the investment manager of, and may be deemed to beneficially own securities owned by Empery Asset Master, Ltd. Each of Mr. Lane and Mr. Hoe is a managing member of Empery AM GP, the general partner of Empery Asset Management, L.P. and may be deemed to beneficially own the securities held by Empery Asset Master, Ltd. The number of shares under “Right to Acquire” consists of (i) 3,228,205 shares such holder could acquire upon exercise of outstanding warrants to purchase common stock and (ii) 2,339,818 shares such holder could acquire upon conversion of outstanding preferred stock. Each of the reporting persons shares voting and disposal power over the shares. The percentage in this table reflects that the reporting persons may not exercise the warrants to the extent such exercise would cause the reporting persons to beneficially own a number of shares of common stock that would exceed 9.99% of our then outstanding common stock following such exercise.

ADDITIONAL MATTERS

Other Matters
The Company is unaware of any business, other than as described in this proxy statement, that may be considered at the special meeting. If any other matters should properly come before the special meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment.
To assure the presence of the necessary quorum and to vote on the matters to come before the special meeting, please promptly indicate your choices via the Internet or phone, or by mail, according to the procedures described on the proxy card. The submission of a proxy via the internet, or by mail does not prevent you from attending and voting at the special meeting.
The Company’s common stock is quoted on The Nasdaq Capital Market under the symbol “CHFS”.

Householding
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, stockholders sharing an address who have been previously notified by their broker, bank or other agent and have consented to householding will receive only one copy of our proxy statement. This procedure reduces printing costs and postage fees, and helps protect the environment as well.
We expect that a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker.
Upon written or oral request, we will undertake to promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the proxy materials, you may write our Secretary at CHF Solutions, Inc., 12988 Valley View Road, Eden Prairie, MN 55344, or call (952) 345-4200.
Any stockholders who share the same address and currently receive multiple copies of the proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Secretary.

Requirements for Submission of Stockholder Proposals and Nominations for 2021 Annual Meeting
Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2021 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices (Secretary, CHF Solutions, Inc., 12988 Valley View Road, Eden Prairie, MN 55344) by the close of business on December 14, 2020. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2021 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at the address stated above not less than 90 days and not more than 120 days before the first anniversary of the date of the 2020 annual meeting. Therefore, such notice must be received between January 20, 2021 and the close of business on February 19, 2021 to be considered timely. However, if our 2021 annual meeting occurs more than 30 days before or more than 30 days after May 20, 2021, we must receive nominations or proposals

(i) not later than the close of business on the later of the 90th day prior to the date of the 2021 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2021 annual meeting, and (ii) not earlier than the 120th day prior to the 2021 annual meeting.
The above-mentioned proposals must also be in compliance with our Bylaws and the proxy solicitation rules of the SEC and Nasdaq, including but not limited to the information requirements set forth in our Bylaws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

Solicitation by Board; Expenses
Our Board is sending you this proxy statement in connection with the solicitation of proxies for use at our special meeting. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $25,000 in total. In addition, our directors, officers and regular employees may solicit proxies personally, telephonically, electronically or by other means of communication, but they will not receive any additional compensation for these services. We will pay the cost of preparing, assembling, and mailing the proxy materials. We have requested brokers, banks and other nominees to send the proxy materials to, and to obtain proxies from, the beneficial owners and we will reimburse such record holders for their reasonable expenses in doing so.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on October 6, 2020
The proxy statement and proxy card are available at www.proxyvote.com.
Your cooperation in giving this matter your immediate attention and in voting your proxies promptly is appreciated.
By Order of the Board of Directors,

Thomas P. Lynch
Secretary
September 10, 2020

APPENDIX A
FIRST AMENDMENT
TO THE
CHF SOLUTIONS, INC.
2017 EQUITY INCENTIVE PLAN
This First Amendment of the CHF Solutions, Inc. 2017 Equity Incentive Plan (this “First Amendment”) is made and adopted by CHF Solutions, Inc., a Delaware corporation (the “Company”), subject to approval by the stockholders of the Company. Following such effective date, any reference to the “CHF Solutions, Inc. 2017 Equity Incentive Plan” shall mean the CHF Solutions, Inc. 2017 Equity Incentive Plan, as amended hereby. Capitalized terms used herein without definition shall have the meanings assigned to them in the CHF Solutions, Inc. 2017 Equity Incentive Plan.
WHEREAS, the Company maintains the CHF Solutions, Inc. 2017 Equity Incentive Plan (the “Plan”);
WHEREAS, the Board of Directors of the Company (the “Board”) may amend the Plan at any time, pursuant to and subject to Section 2(b) of the Plan, contingent on approval by stockholders of the Company, if stockholder approval is required by applicable securities exchange rules or applicable law; and
WHEREAS, the Board, upon recommendation from its Compensation Committee, has determined that it is advisable and in the best interest of the Company and its stockholders to amend the Plan to increase the annual replenishment of the share reserve to 17% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year, which would ultimately, (i) remove and delete certain references to Section 162(m) of the Internal Revenue Code contained in Section 2(c)(i) and delete Section 3(d) and Section 6(c)(iv) from the Plan; (ii) increase annual share reserve occurring on January 1st of each year from 13% of the Fully Diluted Shares as of December 31st of the preceding calendar year to 17% of the Fully Diluted Shares as of December 31st of the preceding calendar year beginning on January 1, 2021; and (iii) increase the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options to 7,732,755, provided that shall such 7,732,755 shares of Common Stock shall not be subject to adjustment pursuant to the applicable provisions of Section 9(a)(i) of the Plan in connection with the first reverse stock split effected by the Company following October 6, 2020.
NOW, THEREFORE, the Plan is hereby amended as follows:
1. AMENDMENT TO SECTION 2(C)(II). Section 2(c)(ii) of the Plan is hereby amended and restated in its entirety as follows, subject to approval by the stockholders of the Company:
“(ii) Rule 16b-3 Compliance. The Committee shall consist of two or more individuals each of whom is a Non-Employee Director, in accordance with Rule 16b-3.”
2. AMENDMENT TO SECTION 3(A)(II). Section 3(a)(ii) of the Plan is hereby amended and restated in its entirety as follows, subject to approval by the stockholders of the Company:
“In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years from the date the Plan is approved by the stockholders of the Company, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2020, to an amount equal to 13% of the Fully Diluted Shares as of December 31st of the preceding calendar year and commencing on January 1, 2021 and on January 1st of each year thereafter and ending on (and including) January 1, 2027, to an amount equal to 17% of the Fully Diluted Shares as of December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.”
A-1

3. AMENDMENT TO SECTION 3(C). Section 3(c) of the Plan is hereby amended and restated in its entirety as follows, subject to approval by the stockholders of the Company:
“Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 7,732,755. This Section 3(c) shall not be subject to adjustment pursuant to the applicable provisions of Section 9(a)(i) of the Plan in connection with the first reverse stock split effected by the Company following October 6, 2020.”
4. DELETION OF SECTION 3(D). Section 3(d) of the Plan is hereby deleted in its entirety, subject to approval by the stockholders of the Company.
5. DELETION OF SECTION 6(C)(IV). Section 6(c)(iv) of the Plan is hereby deleted in its entirety, subject to approval by the stockholders of the Company.
6. AMENDMENT TO SECTION 13(R). Section 13(r) of the Plan is hereby amended and restated in its entirety as follows, subject to approval by the stockholders of the Company:
“Effective Date” means May 25, 2017.
7. EFFECT ON THE PLAN. Except as expressly or by necessary implication amended hereby, the Plan shall remain in full force and effect.
IN WITNESS WHEREOF, I hereby certify that the foregoing First Amendment was duly adopted by the Board of Directors of CHF Solutions, Inc. on August ___, 2020.
CHF SOLUTIONS, INC.

By:
Name:
Title:
A-2

APPENDIX B
SUNSHINE HEART, INC.

2017 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: April 6, 2017
APPROVED BY THE STOCKHOLDERS: May 25, 2017
1. GENERAL.
(a) Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from the value or increases in value of the Common Stock.
(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.
(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.
(d) Successor to and Continuation of Prior Plans. The Plan is intended as the successor to and continuation of the Sunshine Heart, Inc. Amended and Restated 2002 Stock Plan and the Sunshine Heart, Inc. Amended and Restated 2011 Equity Incentive Plan (the “Prior Plans”). Following the Effective Date, no additional stock awards shall be granted under the Prior Plans. From and after the Effective Date, all outstanding stock awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans, subject to Section 3(a)(i) hereunder. All Awards granted on or after the Effective Date of this Plan shall be subject to the terms of this Plan.
(i) Any shares that would otherwise remain available for future grants under the Prior Plans as of the Effective Date will cease to be available under the Prior Plans at such time. Instead, the number of shares of Common Stock equal to the Prior Plan’s available share reserves, if any, will be added to the Share Reserve (as further described in Section 3(a) below) and will then be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to a maximum number set forth in Section 3(a) below.
(ii) In addition, from and after the Effective Date, any shares subject to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares, the “Returning Shares”) will be added to the Share Reserve (as further described in Section 3(a) below) as and when the share becomes a Returning Share, up to the maximum number set forth in Section 3(a) below.
2. ADMINISTRATION.
(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) Except where such action would result in the Participant incurring liability for additional tax under Section 409A of the Code or in an Award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code failing to so qualify, to accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).
(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.
(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments (i) to ensure that Awards intended to qualify as Incentive Stock Options so qualify, (ii) to ensure that Awards are either exempt from or in compliance with Section 409A of the Code, and (iii) to ensure that Awards intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code so qualify. If required by applicable law (including Sections 422 and 162(m) of the Code) or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan (in the aggregate or to any individual Participant), (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.
(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.
(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to maintain the status of an Award as “qualified performance-based compensation” under Section 162(m) of the Code; (C) to ensure an Award is either exempt from or in compliance with Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements. Notwithstanding the foregoing, moreover, without the Participant’s consent, (i) the Board may not amend an Incentive Stock Option in a manner that would cause it to fail to qualify as an “incentive stock option” under Section 422 of the Code, and (ii) the Board may not amend an Award in a manner that would cause it to cease to be either exempt from or in compliance with Section 409A of the Code.
(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(x) To adopt such rules, procedures and sub-plans related to the operation and administration of the Plan as are necessary or appropriate under local laws and regulations to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are made to ensure or facilitate compliance with the laws or regulations of the relevant foreign jurisdiction).
(xi) To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award to a price not less than the Fair Market Value of the Common Stock underlying the Stock Award as of the date of the reduction; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.
(c) Delegation to Committee.
(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii) ~~Section 162(m) and~~ Rule 16b-3 Compliance. The Committee shall consist of two or more individuals each of whom is both an Outside Director, ~~in accordance with Section 162(m) of the Code, and a Non-Employee Director,~~ in accordance with Rule 16b-3.
(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law and subject to the terms of the Plan, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(w)(iii) below.
(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3. SHARES SUBJECT TO THE PLAN.
(a) Share Reserve.
(i) Subject to Section 9(a) relating to Capitalization Adjustments, Section 3(a)(ii) regarding the annual increase and any other applicable provisions hereof, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed the sum of (a) 534,857 new shares of Common Stock, plus (b) any available reserved shares not issued or subject to outstanding grants under the Prior Plans on the Effective Date in an amount not to exceed 534,857, plus (c) the number of shares of Common Stock that are Returning Shares, as such shares become available from time to time (the “Share Reserve”).
(ii) In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years from the date the Plan is approved by the stockholders of the Company, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2020~~7~~, to an amount equal to 13% of the Fully Diluted Shares as of December 31st of the preceding calendar year and commencing on January 1, 2021 and on January 1st of each year thereafter and ending on (and including) January 1, 2027, to an amount equal to 17% of the Fully Diluted Shares as of December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.
(iii) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a).
(iv) Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company pursuant to the terms of the Plan or applicable Award Agreement (including, without limitation, because of the failure to meet a contingency or condition required to vest such shares in the Participant), then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. For purposes of this Section 3, any shares retained by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will be treated as having been issued to the Participant, reacquired by the Company from the Participant, and again available for issuance under the Plan.
(c) Incentive Stock Option Limit. ~~Subject to the provisions of Section 9(a) relating to Capitalization Adjustments and notwithstanding any other provision of this Section 3,~~ T~~t~~he aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 7,732,755~~2,674,280~~. This Section 3(c) shall not be subject to adjustment pursuant to the applicable provisions of Section 9(a)(i) of the Plan in connection with the first reverse stock split effected by the Company following October 6, 2020.
~~(d) Section 162(m) Limitations. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply.~~
~~(i) A maximum of 534,857 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one~~

~~Participant during any one calendar year; provided, however, that shares covered by an Option or SAR continue to count against such per-Participant limitation notwithstanding cancellation of the Option or SAR after its issuance and, for this purpose, a reduction in the exercise price of an Option or SAR after its issuance shall be treated as a cancellation and reissuance of the Option or SAR, so that the shares covered by both the originally granted Option and SAR and the repriced Option and SAR count against such per-Participant limitation. A maximum of 534,857 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).~~
~~(ii) A maximum of $1,000,000 may be paid pursuant to a Performance Cash Award to any one Participant during any one calendar year.~~
(d~~e~~) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
4. ELIGIBILITY.
(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms aredefined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.
(b) Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock underlying the Option on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
5. PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under Section 422 of the Code, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.
(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code.
(c) Exercise of Options. When and to the extent exercisable in accordance with the terms of the Plan and the applicable Award Agreement, a Participant may exercise an Option and acquire ownership of the underlying Common Stock by providing written notice of exercise to the Company on a form approved by the Board, accompanied by payment or arrangement for payment in the manner provided in this Section 5(c) of the exercise price of Common Stock acquired pursuant to the exercise of an Option. The exercise price of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i) by cash, check, bank draft or money order payable to the Company;
(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either thereceipt of cash (or check) by the Company or the receipt of irrevocable instructions to a broker selling such stock to pay the aggregate exercise price to the Company from the sales proceeds;
(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price, with the Participant paying cash or other permissible form of payment of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and may not be purchased under the Option thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d) Exercise and Payment of a SAR. When and to the extent exercisable in accordance with the terms of the Plan and the applicable Award Agreement, a Participant may exercise an SAR by providing written notice of exercise to the Company on a form approved by the Board. Upon exercise of a SAR, the Participant shall be entitled to receive the excess, if any, of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of the number of shares of Common Stock with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate exercise or strike price of such number of shares of Common Stock. Such amount may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)  Transferability of Options and SARs. The following restrictions on the transferability of Options and SARs will apply:
(i) Restrictions on Transfer. Except as provided in subsections (ii) and (iii) below, an Option or SAR will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant, provided, however, that (i) the Board may permit transfer of a Nonstatutory Option or SAR in a manner that is not prohibited by applicable securities laws, and (ii) the Board may permit transfer of an Incentive Stock Option to a trust if, under Section 671 of the Code and applicable state law, the Participant to whom the Incentive Stock Option was granted is considered the sole beneficial owner of the Incentive Stock Option while it is held in the Trust. Even if otherwise transferable under this Section 5(e), except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, a Nonstatutory Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument.
(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company (or a third party designated by the Company, each a “Company Designee”), in a form approved by the Company (or the Company Designee), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from suchexercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate or the Participant’s legal heirs will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws. Notwithstanding the foregoing provisions of this subsection (iii), unless otherwise provided in the applicable Award Agreement, an Option or SAR may be exercised after the death of the Participant to whom the Option or SAR was granted only if and to the extent that the Option or SAR was exercisable by the Participant as of the date of the Participant’s death.
(f) Exercisability and Vesting Generally. An Option or SAR may become exercisable at such time or times (including in periodic installments that may or may not be equal) and subject to such terms and conditions (which may be based on the satisfaction of Performance Goals, Continuous Service for a specified period or other criteria) as determined by the Board in its sole discretion and set forth in the applicable Award Agreement. Any shares of Common Stock acquired upon exercise of an Option or SAR may be vested upon such exercise, or such shares may vest at such later time or times (including in periodic installments that may or may not be equal) and subject to such terms and conditions (which may be based on the satisfaction of Performance Goals, Continuous Service for a specified period or other criteria) as may be determined by the Board in its sole discretion and set forth in the applicable Award Agreement. The exercise or vesting provisions of individual Options or SARs (or of shares of Common Stock acquired upon exercise of individual Options or SARs) may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate. Exercise of any portion of an Incentive Stock Option more than three months following termination of a Participant’s Continuous Service (other than termination of Continuous Service due to the Participant’s death or Disability) will cause that portion of the Option to become a Nonstatutory Option.
(h) Extension of Termination Date. If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of theParticipant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. Exercise of any portion of an Incentive Stock Option more than three months following termination of a Participant’s Continuous Service (or more than 12 months after termination of Continuous Service due to the Participant’s Disability or more than 12 months after the death of the Participant in the circumstances set forth in Section 5(j)) will cause that portion of the Option to become a Nonstatutory Option.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate. Exercise of any portion of an Incentive Stock Option more than 12 months following termination of the Participant’s employment due to Disability will cause that portion of the Option to become a Nonstatutory Option.
(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company or any Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate. Exercise of any portion of an Incentive Stock Option more than 12 months following the death of the Participant in the circumstances set forth in this Section 5(j) will cause that portion of the Option to become a Nonstatutory Option.
(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement or in another agreement between the Participant and the Company or any Affiliate or, in the absence of such definition, in accordance with the Company’s then current employmentpolicies and guidelines), the portion of any Options and SARs otherwise exercisable (but for this Section 5(l)) may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR or the underlying Common Shares will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.
6. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.
(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock that are the subject of a Restricted Stock Award may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past or future services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv) Transferability. Shares of Common Stock granted under the Restricted Stock Award Agreement will not be transferable by the Participant except upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v) Dividends. A Restricted Stock Award Agreement may provide for the handling of any dividends otherwise payable on unvested Restricted Stock in such manner as the Board in its discretion deems appropriate, including (i) current distribution to the Participant of dividends otherwise payable on unvested Restricted Stock, (ii) no distribution of any dividends to the Participant otherwise payable on unvested Restricted Stock, or (iii) retention of dividends otherwise payable on unvested Restricted Stock until and if the Restricted Stock becomes vested.
(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board may deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of underlying Common Stock (or of cash equal to the value of such Common Stock). For clarity, the Board need not require the payment of any consideration for the settlement (or grant) of a Restricted Stock Unit Award, other than past or future services rendered or to be rendered by the Participant.
(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award provided that, notwithstanding such restrictions or conditions, the Restricted Stock Unit Award is either exempt from or in compliance with Section 409A of the Code.
(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions as the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c) Performance Awards.
(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may also, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. In addition, to the extent permitted by applicable law (including Section 162(m) of the Code inthe case of a Performance Stock Award intended to qualify as “qualified performance-based compensation” under such provision) and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(ii) Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award or at such other appropriate time, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.
(iii) Board Discretion. The Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period, provided that, in the case of a Performance Award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, such negative discretion is exercised in a manner that will not undermine such qualification of such Award or any other Award intended to also so qualify. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
~~(iv) Section 162(m) Compliance. The Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, a Performance Award no later than the earlier of (a) the date 90 days after the commencement of the applicable Performance Period, and (b) the date on which 25% of the Performance Period has elapsed, and in any event at a time when~~

~~the achievement of the applicable Performance Goals remains substantially uncertain. Prior to the payment of any compensation under an Award intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code, the Committee will certify in writing the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such Performance Goals relate solely to the increase in the value of the Common Stock). Notwithstanding satisfaction of, or completion of any Performance Goals, but subject to the proviso regarding negative discretion in the first sentence of Section 6(c)(iii), the number of shares of Common Stock, Options, cash or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.~~
(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price not less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7. COVENANTS OF THE COMPANY.
(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, vesting or settlement of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act or other securities or applicable laws, the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise, vesting or settlement of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable law.
(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to advise any Participant of the tax treatment of a Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise a Participant of a pending termination or expiration of an Award or a possible period in which an Award may not be exercised or settled. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8. MISCELLANEOUS.
(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant, provided that such instrument, certificate or letter is communicated to, or actually received or accepted by, the Participant within a reasonable period of time after such corporate action. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted (or in any other capacity) or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with theCompany or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be.
(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award; provided, however, that no such action may be taken if it would result in the Participant incurring liability for additional tax under Section 409A of the Code. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced.
(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code), or if an Option although designated as and intended to be an Incentive Stock Option otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising or acquiring Common Stock under the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on certificates for Common Stock issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) requiring the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in a manner such that the affected Award is (or remains) exempt from or in compliance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan, in accordance with applicable law and in a manner such that the affected Award is (or remains) either exempt from or in compliance with Section 409A of the Code.
(k) Compliance with Section 409A of the Code. The Plan and Award Agreements will be interpreted and administered to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will include the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. Notwithstanding anything to the contrary in this Plan, if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

9. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to thePlan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 3(d), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c) Transaction. The following provisions will apply to Stock Awards in the event of a Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:
(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction), provided that, in the case of an Incentive Stock Option or other type of Stock Award that is exempt from Section 409A of the Code, such assumption, continuation or substitution is effectuated in a manner and on terms that preserve the status of an Incentive Stock Option as such under Section 422 of the Code and that preserve the status of the Stock Award as exempt from Section 409A of the Code;
(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction, provided that such action does not cause a Stock Award that is subject to and in compliance with Section 409A of the Code to cease to comply with Section 409A of the Code, and provided that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Transaction, which exercise is contingent upon the effectiveness of such Transaction;
(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration or no consideration as the Board, in its sole discretion, may consider appropriate; and
(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the

Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price applicable to the Stock Award. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Transaction is delayed as a result of escrows, earnouts, holdbacks or any other contingencies.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.
(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award, or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, or as may be determined in the discretion of the Board; otherwise no such acceleration shall occur.
10. PLAN TERM; EARLIER TERMINATION OR SUSPENSION OF THE PLAN.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
11. EXISTENCE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.
The Plan will come into existence on the Effective Date. No Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, no Stock Award will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the date the Plan is adopted by the Board.
12. CHOICE OF LAW.
The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13. DEFINITIONS.
As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority todetermine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b) “Award” means a Stock Award or a Performance Cash Award.
(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d) “Board” means the Board of Directors of the Company.
(e) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designatedpercentage threshold of the outstanding voting securities as a result of the conversion of another stockholder’s voting securities or a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. Notwithstanding the foregoing definition or any other provision of the Plan, moreover, in the case of an Award that constitutes nonqualified deferred compensation under Section 409A of the Code, where a Change in Control is a payment trigger and not merely a vesting trigger, or where otherwise necessary to ensure that the Participant does not incur liability for additional tax under Section 409A of the Code, a transaction (or series of related transactions) shall constitute a Change in Control only if, in addition to satisfying the foregoing definition, such transaction (or series of related transactions) also satisfies the definition of a “change in control event” under Treas. Reg. Section 1.409A-3(i)(5).
(i) “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(k) “Common Stock” means, as of the Effective Date, the common stock of the Company, having one vote per share.
(l) “Company” means Sunshine Heart, Inc., a Delaware corporation.
(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. Notwithstanding the foregoing definition, in the case of an Award that constitutes nonqualified deferred compensation under Section 409A of the Code, to the extent a termination of Continuous Service is a payment event or if otherwise necessary to ensure that the Participant does not incur liability for additional tax under Section 409A of the Code, the Participant shall be considered to have experienced a termination of Continuous Service only if he has also experienced a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1(h) (without regard to any alternative definitions of such term thereunder).
(o) “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.
(p) “Director” means a member of the Board.
(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will bedetermined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r) “Effective Date” means ~~the effective date of this Plan, which is the date this Plan (as amended from time to time) is approved by the Company’s stockholders~~ May 25, 2017.
(s) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(t) “Entity” means a corporation, partnership, limited liability company or other entity.
(u) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(v) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(w) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(x) “Fully Diluted Shares” as of a date means an amount equal to the number of shares of Common Stock (i) outstanding and (ii) issuable upon exercise, conversion or settlement of outstanding Awards under the Plan and any other outstanding options, warrants or other securities of the Company that are (directly or indirectly) convertible or exchangeable into or exercisable for shares of Common Stock, in each case as of the close of business of the Company on such date. For purposes of calculating the number of Fully Diluted

Shares: (x) if the number of shares subject to an outstanding Award is variable on the applicable date, then the number of shares of Common Stock issuable upon exercise or settlement of theAward shall be the maximum number of shares that could be received under such Award and (y) if two or more types of Awards are granted to a Participant in tandem with each other such that the exercise of one type of Award with respect to a number of shares cancels at least an equal number of shares of the other, then the number of shares of Common Stock issuable upon exercise or settlement of the Award shall be the largest number of shares that would be counted under either of the Awards.
(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, is designated in the applicable Award Agreement as and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(aa) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that is not an Incentive Stock Option.
(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(dd) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(ee) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who is a permissible holder of an outstanding Option.
(ff) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock that is granted pursuant to the terms and conditions of Section 6(d).
(gg) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(hh) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.
(ii) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(jj) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who is a permissible holder of an outstanding Award.

(kk) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).
(ll) “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total stockholder return; (x) return on equity or average stockholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, new and supplemental indications for existing products, and product supply); (xxxiii) stockholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli) employee retention; (xlii) initiation of phases of clinical trials and/or studies by specific dates; (xliii) acquisition of new customers, including institutional accounts; (xliv) customer retention and/or repeat order rate; (xlv) number of institutional customer accounts (xlvi) budget management; (xlvii) improvements in sample and test processing times; (xlviii) regulatory milestones; (xlix) progress of internal research or clinical programs; (l) progress of partnered programs; (li) partner satisfaction; (lii) milestones related to samples received and/or tests run; (liii) expansion of sales in additional geographies or markets; (liv) research progress, including the development of programs; (lv) patient samples processed and billed; (lvi) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); and (lviii) to the extent that an Award is not intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code, other measures of performance selected by the Board.
(mm) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria.Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or Committee (as applicable) (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any “extraordinary items” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to any regulatory body. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals (subject to the limitations set forth in Treas. Reg. Section 1.162-27(e)(2)(iii) in the case of Awards intended to constitute “qualified performance-based compensation “ under Section 162(m) of the Code) and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(nn) “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to or under and the payment of a Stock Award or a
Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).
(oo) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(pp) “Plan” means this Sunshine Heart, Inc. 2017 Equity Incentive Plan, as it may be amended.
(qq) “Restricted Stock Award” means an award of shares of Common Stock that is granted pursuant to the terms and conditions of Section 6(a).
(rr) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ss) “Restricted Stock Unit Award” means a right to receive shares of Common Stock (or cash in an amount equal to the value of shares of Common Stock) that is granted pursuant to the terms and conditions of Section 6(b).
(tt) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(uu) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(vv) “Securities Act” means the U.S. Securities Act of 1933, as amended.
(ww) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation in value of shares of Common Stock that is granted pursuant to the terms and conditions of Section 5.
(xx) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(yy) “Stock Award” means any right to receive or acquire Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(zz) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(aaa) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contributions) of more than 50%.
(bbb) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(ccc) “Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of at least 90% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
If required for compliance with Section 409A of the Code in the case of an Award constituting nonqualified deferred compensation under such provision, in no event will a Transaction be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

SUNSHINE HEART, INC.
STOCK OPTION GRANT NOTICE
(2017 EQUITY INCENTIVE PLAN)
Sunshine Heart, Inc. (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby grants to Optionholder an option to purchase the number of shares of the Company’s Common Stock set forth below (the “Award”). This Award is subject to all of the terms and conditions as set forth in this notice, in the Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Option Agreement will have the same definitions as in the Plan or the Option Agreement. If there is any conflict between the terms in the Award and the Plan, the terms of the Plan will control.
Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares Subject to Option:
Exercise Price (Per Share):
Expiration Date:
Type of Grant:	☐ Incentive Stock Option	☐ Nonstatutory Stock Option

Exercise Schedule:	Same as Vesting Schedule

Vesting Schedule:	[ ]

Payment:	By one or a combination of the following items (described in the Option Agreement):

☐ By cash, check, bank draft or money order payable to the Company

☐ Pursuant to a Regulation T Program if the shares are publicly traded

☐ By delivery of already-owned shares if the shares are publicly traded

☐ If and only to the extent this option is a Nonstatutory Stock Option, and subject to the Company’s consent at the time of exercise, by a “net exercise” arrangement
Additional Terms/Acknowledgements: Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Option Agreement and the Plan. Optionholder acknowledges and agrees that this Stock Option Grant Notice and the Option Agreement may not be modified, amended or revised except as provided in the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Option Agreement, and the Plan set forth the entire understanding between Optionholder and the Company regarding this Award and supersede all prior oral and written agreements, promises and representations on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Optionholder, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein.

By accepting this Award, Optionholder consents to receive such documents by electronic delivery and to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company.
SUNSHINE HEART, INC.		OPTIONHOLDER:

By:
	Signature		Signature

Title:		Date:

Date:
ATTACHMENTS: Option Agreement, 2017 Equity Incentive Plan and Notice of Exercise

SUNSHINE HEART, INC.
2017 EQUITY INCENTIVE PLAN

OPTION AGREEMENT
(INCENTIVE STOCK OPTION OR NONSTATUTORY STOCK OPTION)
Pursuant to your Stock Option Grant Notice (“Grant Notice”) and this Option Agreement, Sunshine Heart, Inc. (the “Company”) has granted you an option under its 2017 Equity Incentive Plan (the “Plan”) to purchase the number of shares of the Company’s Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. The option is granted to you effective as of the date of grant set forth in the Grant Notice (the “Date of Grant”). If there is any conflict between the terms in this Option Agreement and the Plan, the terms of the Plan will control. Capitalized terms not explicitly defined in this Option Agreement or in the Grant Notice but defined in the Plan will have the same definitions as in the Plan. The details of your option, in addition to those set forth in the Grant Notice and the Plan, are as follows:
1. VESTING. Subject to the provisions contained herein, your option will vest as provided in your Grant Notice. Vesting will cease upon the termination of your Continuous Service.
2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share in your Grant Notice will be adjusted for Capitalization Adjustments.
3. EXERCISE RESTRICTION FOR NON-EXEMPT EMPLOYEES. If you are an Employee eligible for overtime compensation under the Fair Labor Standards Act of 1938, as amended (that is, a “Non-Exempt Employee”), and except as otherwise provided in the Plan, you may not exercise your option until you have completed at least six (6) months of Continuous Service measured from the Date of Grant, even if you have already been an employee for more than six (6) months. Consistent with the provisions of the Worker Economic Opportunity Act, you may exercise your option as to any vested portion prior to such six (6) month anniversary in the case of (i) your death or disability, (ii) a Corporate Transaction in which your option is not assumed, continued or substituted, (iii) a Change in Control or (iv) your termination of Continuous Service on your “retirement” (as defined in the Company’s benefit plans).
4. METHOD OF PAYMENT. You must pay the full amount of the exercise price for the shares you wish to exercise. You may pay the exercise price in cash or by check, bank draft or money order payable to the Company or in any other manner permitted by your Grant Notice, which may include one or more of the following:
(a) Provided that at the time of exercise the Common Stock is publicly traded, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. This manner of payment is also known as a “broker-assisted exercise”, “same day sale”, or “sell to cover”.
(b) Provided that at the time of exercise the Common Stock is publicly traded, by delivery to the Company (either by actual delivery or attestation) of already-owned shares of Common Stock that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your option, will include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. You may not exercise your option by delivery to the Company of Common Stock if doing so would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock.
(c) If this option is a Nonstatutory Stock Option, subject to the consent of the Company at the time of exercise, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise of your option by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price. You must pay any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment. Shares of Common Stock will no longer be subject to your option and will not be able to be acquired by exercise of your option thereafter if those shares (i) are used to pay the exercise price pursuant to the “net exercise,” (ii) are delivered to you as a result of such exercise, and (iii) are withheld to satisfy your tax withholding obligations.
5. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.
6. SECURITIES LAW COMPLIANCE. In no event may you exercise your option unless the shares of Common Stock issuable upon exercise are then registered under the Securities Act or, if not registered, the Company has determined that your exercise and the issuance of the shares would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with all other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.
7. TERM. You may not exercise your option before the Date of Grant or after the expiration of the option’s term. The term of your option expires, subject to the provisions of Sections 5(h) and 9(c) of the Plan, upon the earliest of the following:
(a) immediately upon the termination of your Continuous Service for Cause;
(b) three (3) months after the termination of your Continuous Service for any reason other than Cause, your Disability or your death (except as otherwise provided in Section 7(d) below); provided, however, that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the section above relating to “Securities Law Compliance,” your option will not expire until the earlier of the Expiration Date or until it has been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service; provided further, that if (i) you are a Non-Exempt Employee, (ii) your Continuous Service terminates within six (6) months after the Date of Grant, and (iii) you have vested in a portion of your option at the time of your termination of Continuous Service, your option will not expire until the earlier of (x) the later of (A) the date that is seven (7) months after the Date of Grant, and (B) the date that is three (3) months after the termination of your Continuous Service, and (y) the Expiration Date;
(c) twelve (12) months after the termination of your Continuous Service due to your Disability (except as otherwise provided in Section 7(d)) below;
(d) eighteen (18) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates for any reason other than Cause;
(e) the Expiration Date indicated in your Grant Notice; or
(f) the day before the tenth (10th) anniversary of the Date of Grant.
If your option is an Incentive Stock Option, note that to obtain the federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the Date of Grant and ending on the day three (3) months before the date of your option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. The Company has provided for extended exercisability of your option under certain circumstances for your benefit but cannot guarantee that your option will necessarily be treated as an Incentive Stock Option if you continue to provide services to the Company or an Affiliate as a Consultant or Director after your employment terminates or if you otherwise exercise your option more than three (3) months after the date your employment with the Company or an Affiliate terminates.
8. EXERCISE.
(a) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by (i) delivering a Notice of Exercise (in a form designated by the Company) or completing such other documents and procedures designated by the Company for exercise and (ii) paying the exercise price and any applicable withholding taxes to the Company’s Secretary, stock plan administrator, or such other person as the Company may designate, together with such additional documents as the Company may then require.
(b) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the

Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of your option, (ii) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (iii) the disposition of shares of Common Stock acquired upon such exercise.
(c) If your option is an Incentive Stock Option, by exercising your option you agree that you will notify the Company in writing within fifteen (15) days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your option that occurs within two (2) years after the Date of Grant or within one (1) year after such shares of Common Stock are transferred upon exercise of your option.
9. TRANSFERABILITY. Except as otherwise provided in this Section 9, your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you.
(a) Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your option to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the option is held in the trust. You and the trustee must enter into transfer and other agreements required by the Company.
(b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your option pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this option with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement. If this option is an Incentive Stock Option, this option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(c) Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company, in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to exercise this option and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, your executor or administrator of your estate will be entitled to exercise this option and receive, on behalf of your estate, the Common Stock or other consideration resulting from such exercise.
10. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option will obligate the Company or an Affiliate, their respective shareholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.
11. WITHHOLDING OBLIGATIONS.
(a) At the time you exercise your option, in whole or in part, and at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a “same day sale” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.
(b) If this option is a Nonstatutory Stock Option, then upon your request and subject to approval by the Company, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the amount of tax you are subject to as a result of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock will be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure will be your sole responsibility.
(c) You may not exercise your option unless the tax withholding obligations of the Company and any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company will have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein, if applicable, unless such obligations are satisfied.
12. TAX CONSEQUENCES. You hereby agree that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes your tax liabilities. You will not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from your option or your other compensation. In particular, you acknowledge that this option is exempt from Section 409A of the Code only if the exercise price per share specified in the Grant Notice is at least equal to the “fair market value” per share of the Common Stock on the Date of Grant and there is no other impermissible deferral of compensation associated with the option.
13. NOTICES. Any notices provided for in your option or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this option by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this option, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
14. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. If there is any conflict between the provisions of your option and those of the Plan, the provisions of the Plan will control. In addition, your option (and any compensation paid or shares issued under your option) is subject to recoupment in accordance with The Dodd—Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
15. OTHER DOCUMENTS. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.
16. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of this option will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
17. VOTING RIGHTS. You will not have voting or any other rights as a shareholder of the Company with respect to the shares to be issued pursuant to this option until such shares are issued to you.

Upon such issuance, you will obtain full voting and other rights as a shareholder of the Company. Nothing contained in this option, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
18. SEVERABILITY. If all or any part of this Option Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Option Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Option Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
19. MISCELLANEOUS.
(a) The rights and obligations of the Company under your option will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns.
(b) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your option.
(c) You acknowledge and agree that you have reviewed your option in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your option, and fully understand all provisions of your option.
(d) This Option Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(e) All obligations of the Company under the Plan and this Option Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and assets of the Company.
* * *
This Option Agreement will be deemed to be signed by you upon the signing by you of the Grant Notice to which it is attached.

NOTICE OF EXERCISE
Sunshine Heart, Inc.
Attention: Stock Plan Administrator
Date of Exercise:
This constitutes notice to Sunshine Heart, Inc. (the “Company”) under my stock option that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) for the price set forth below.
Type of option (check one):	Incentive ☐	Nonstatutory ☐

Stock option dated:

Number of Shares as to which option is exercised:

Certificates to be issued in name of:

Total exercise price:	$	$

Cash payment delivered herewith:	$	$

[Value of Shares delivered herewith1:	$	$ ]

[Value of Shares pursuant to net exercise2:	$	$ ]

[Regulation T Program (cashless exercise):	$	$ ]3
By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Sunshine Heart, Inc. 2017 Equity Incentive Plan, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an Incentive Stock Option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such Shares are issued upon exercise of this option.
1
Shares must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

2	The option must be a Nonstatutory Stock Option, and the Company must have established net exercise procedures at the time of exercise, in order to utilize this payment method.
3	Delete bracketed methods of payment that are not provided for in the grant notice.
Very truly yours,

Name:

SUNSHINE HEART, INC.
RESTRICTED STOCK UNIT GRANT NOTICE
(2017 EQUITY INCENTIVE PLAN)
Sunshine Heart, Inc. (the “Company”), pursuant to its 2017 Equity Incentive Plan (the “Plan”), hereby awards to Participant a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock (“Restricted Stock Units”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth in this notice of grant (this “Restricted Stock Unit Grant Notice”) and in the Plan and the Restricted Stock Unit Agreement (the “Award Agreement”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Award Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control.
Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units/Shares:
Vesting Schedule: [    ]
Issuance Schedule: By March 15 of the Year Next Following the Year of Vesting
Additional Terms/Acknowledgements: Participant acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan. Participant acknowledges and agrees that this Restricted Stock Unit Grant Notice and the Award Agreement may not be modified, amended or revised except as provided in the Plan. Participant further acknowledges that as of the Date of Grant, this Restricted Stock Unit Grant Notice, the Award Agreement and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of Common Stock pursuant to the Award and supersede all prior oral and written agreements on that subject with the exception, if applicable, of (i) equity awards previously granted and delivered to Participant, (ii) any compensation recovery policy that is adopted by the Company or is otherwise required by applicable law, and (iii) any written employment or severance arrangement that would provide for vesting acceleration of this Award upon the terms and conditions set forth therein.
By accepting this Award, Participant consents to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
SUNSHINE HEART, INC.		PARTICIPANT

By:
	Signature	Signature

Title:		Date:

Date:
ATTACHMENTS: Award Agreement, 2017 Equity Incentive Plan

SUNSHINE HEART, INC.
2017 EQUITY INCENTIVE PLAN
RESTRICTED STOCK UNIT AGREEMENT
Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Award Agreement”) and in consideration of your services, Sunshine Heart, Inc. (the “Company”) has awarded you (“Participant”) a Restricted Stock Unit Award (the “Award”) pursuant to Section 11 of the Company’s 2017 Equity Incentive Plan (the “Plan”) for the number of Restricted Stock Units/shares indicated in the Grant Notice. Capitalized terms not explicitly defined in this Award Agreement or the Grant Notice will have the same meanings given to them in the Plan. The terms of your Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.
1. GRANT OF THE AWARD. This Award represents the right to be issued on a future date one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 below) as indicated in the Grant Notice. As of the Date of Grant, the Company will credit to a bookkeeping account maintained by the Company for your benefit (the “Account”) the number of Restricted Stock Units/shares of Common Stock subject to the Award. This Award was granted in consideration of your services to the Company. Except for withholding taxes provided herein and in the Plan, you will not be required to make any payment to the Company or an Affiliate (other than services to the Company or an Affiliate) with respect to your receipt of the Award, the vesting of the Stock Units or the delivery of the Company’s Common Stock to be issued in respect of the Award. Notwithstanding the foregoing, the Company reserves the right to issue you the cash equivalent of Common Stock, in part or in full satisfaction of the delivery of Common Stock upon vesting of your Stock Units, and, to the extent applicable, references in this Award Agreement and the Grant Notice to Common Stock issuable in connection with your Stock Units will include the potential issuance of its cash equivalent pursuant to such right.
2. VESTING. Subject to the limitations contained herein, your Award will vest, if at all, in accordance with the vesting schedule provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous Service. Upon such termination of your Continuous Service, the Restricted Stock Units/shares of Common Stock credited to the Account that were not vested on the date of such termination will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such underlying shares of Common Stock (or their cash value).
3. NUMBER OF SHARES. The number of Restricted Stock Units/shares subject to your Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan. Any additional Restricted Stock Units, shares, cash or other property that becomes subject to the Award pursuant to this Section 3, if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units and shares covered by your Award. Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. Any fraction of a share will be rounded down to the nearest whole share.
4. SECURITIES LAW COMPLIANCE. You may not be issued any Common Stock under your Award unless the shares of Common Stock underlying the Restricted Stock Units are either (i) then registered under the Securities Act, or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Your Award must also comply with other applicable laws and regulations governing the Award, and you will not receive such Common Stock if the Company determines that such receipt would not be in material compliance with such laws and regulations.
5. TRANSFER RESTRICTIONS. Prior to the time that shares of Common Stock have been delivered to you, you may not transfer, pledge, sell or otherwise dispose of this Award or the shares issuable in respect of your Award, except as expressly provided in this Section 5. For example, you may not use shares that may be issued in respect of your Restricted Stock Units as security for a loan. The restrictions on transfer set forth herein will lapse upon delivery to you of shares in respect of your vested Restricted Stock Units. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, will thereafter be entitled to receive any distribution of Common Stock to which you were entitled at the time of your death pursuant to this Award Agreement. In the absence of such a designation, your legal representative will be entitled to receive, on behalf of your estate, such Common Stock or other consideration.
(a) Death. Your Award is transferable only by will and by the laws of descent and distribution. At your death, vesting of your Award will cease and your executor or administrator of your estate will be entitled to receive, on behalf of your estate, any Common Stock or other consideration that vested but was not issued before your death.
(b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements required by the Company, you may transfer your right to receive the distribution of Common Stock or other consideration hereunder, pursuant to a domestic relations order, official marital settlement agreement or other divorce or separation instrument that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of this Award with the Company General Counsel prior to finalizing the domestic relations order or marital settlement agreement to verify that you may make such transfer, and if so, to help ensure the required information is contained within the domestic relations order or marital settlement agreement.
6. DATE OF ISSUANCE.
(a) The issuance of shares underlying the Restricted Stock Units (or payment of their value in cash) shall occur during the period beginning on the date of vesting of the Restricted Stock Units and ending on March 15 of the year next following the year the Restricted Stock Units become vested.
(b) The form of delivery of the shares of Common Stock in respect of your Award (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company.
7. DIVIDENDS. You will receive no benefit or adjustment to your Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your Award after such shares have been delivered to you.
8. RESTRICTIVE LEGENDS. The shares of Common Stock issued under your Award will be endorsed with appropriate legends as determined by the Company.
9. EXECUTION OF DOCUMENTS. You hereby acknowledge and agree that the manner selected by the Company by which you indicate your consent to your Grant Notice is also deemed to be your execution of your Grant Notice and of this Award Agreement. You further agree that such manner of indicating consent may be relied upon as your signature for establishing your execution of any documents to be executed in the future in connection with your Award.
10. AWARD NOT A SERVICE CONTRACT.
(a) Your Continuous Service with the Company or an Affiliate is not for any specified term and may be terminated by you or by the Company or an Affiliate at any time, for any reason, with or without cause and with or without notice. Nothing in this Award Agreement (including, but not limited to, the vesting of your Award or the issuance of the shares subject to your Award), the Plan or any covenant of good faith and fair dealing that may be found implicit in this Award Agreement or the Plan will: (i) confer upon you any right to continue in the employ of, or affiliation with, the Company or an Affiliate; (ii) constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or affiliation; (iii) confer any right or benefit under this Award Agreement or the Plan unless such right or benefit has specifically accrued under the terms of this Award Agreement or Plan; or (iv) deprive the Company of the right to terminate you at will and without regard to any future vesting opportunity that you may have.
(b) By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award is earned only by continuing as an employee, director or consultant at the will of the Company or an Affiliate and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such a reorganization could result in the termination of your Continuous Service, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Award Agreement, including but not limited to, the termination of the right to continue vesting in the Award. You further acknowledge and agree that this Award Agreement, the Plan, the transactions contemplated hereunder and the vesting schedule set forth herein or any covenant of good faith and fair dealing that may be found implicit in any of them do not constitute an express or implied promise of continued engagement as an employee or consultant for the term of this Award Agreement, for any period, or at all, and will not interfere in any way with your right or the right of the Company or an Affiliate to terminate your Continuous Service at any time, with or without cause and with or without notice, and will not interfere in any way with the Company’s right to conduct a reorganization.
11. WITHHOLDING OBLIGATIONS.
(a) At the time you receive a distribution of the shares underlying your Restricted Stock Units, and at any other time as reasonably requested by the Company in accordance with applicable tax laws, you hereby authorize any required withholding from the Common Stock issuable to you and otherwise agree to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate that arise in connection with your Award (the “Withholding Taxes”). Additionally, the Company or any Affiliate may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your Award by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or an Affiliate; (ii) causing you to tender a cash payment; (iii) permitting or requiring you to enter into a “same day sale” commitment, if applicable, with a broker-dealer that is a member of the Financial
Industry Regulatory Authority (a “FINRA Dealer”) (pursuant to this authorization and without further consent) whereby you irrevocably elect to sell a portion of the shares to be delivered in connection with your Restricted Stock Units to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company and its Affiliates; or (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you pursuant to Section 6) up to the maximum amount of tax owing by you on account of the Award or settlement thereof; provided, however, that to the extent necessary to qualify for an exemption from application of Section 16(b) of the Exchange Act, if applicable, such share withholding procedure will be subject to the express prior approval of the Company’s Compensation Committee. However, the Company does not guarantee that you will be able to satisfy the Withholding Taxes through any of the methods described in the preceding provisions and in all circumstances you remain responsible for timely and fully satisfying the Withholding Taxes.
(b) Unless the tax withholding obligations of the Company and any Affiliate are satisfied, the Company will have no obligation to deliver to you any Common Stock or other consideration pursuant to this Award.
(c) In the event the Company’s obligation to withhold arises prior to the delivery to you of Common Stock or it is determined after the delivery of Common Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.
12.  TAX CONSEQUENCES. The Company has no duty or obligation to minimize the tax consequences to you of this Award and will not be liable to you for any adverse tax consequences to you arising in connection with this Award. You are hereby advised to consult with your own personal tax, financial and legal advisors regarding the tax consequences of this Award and by signing the Grant Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. You understand that you (and not the Company) will be responsible for your own tax liability that may arise as a result of the transactions contemplated by this Award Agreement.
13. UNSECURED OBLIGATION. Your Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares or other property pursuant to this Award Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Award Agreement until such shares are issued to you pursuant to Section 6 of this Award Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.
14. NOTICES. Any notice or request required or permitted hereunder will be given in writing to each of the other parties hereto and will be deemed effectively given on the earlier of (i) the date of personal delivery, including delivery by express courier, or delivery via electronic means, or (ii) the date that is five (5) days after deposit in the United States Post Office (whether or not actually received by the addressee), by registered or certified mail with postage and fees prepaid, addressed to the Company at its primary executive offices, attention: Stock Plan Administrator, and addressed to you at your address as on file with the Company at the time notice is given.
15.  HEADINGS. The headings of the Sections in this Award Agreement are inserted for convenience only and will not be deemed to constitute a part of this Award Agreement or to affect the meaning of this Award Agreement.
16. ADDITIONAL ACKNOWLEDGEMENTS. You hereby consent and acknowledge that:
(a) Participation in the Plan is voluntary and therefore you must accept the terms and conditions of the Plan and this Award Agreement and Grant Notice as a condition to participating in the Plan and receipt of this Award. This Award and any other awards under the Plan are voluntary and occasional and do not create any contractual or other right to receive future awards or other benefits in lieu of future awards, even if similar awards have been granted repeatedly in the past. All determinations with respect to any such future awards, including, but not limited to, the time or times when such awards are made, the size of such awards and performance and other conditions applied to the awards, will be at the sole discretion of the Company.
(b) The future value of your Award is unknown and cannot be predicted with certainty. You do not have, and will not assert, any claim or entitlement to compensation, indemnity or damages arising from the termination of this Award or diminution in value of this Award and you irrevocably release the Company, its Affiliates and, if applicable, your employer, if different from the Company, from any such claim that may arise.
(c) The rights and obligations of the Company under your Award will be transferable by the Company to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns.
(d) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of your Award.
(e) You acknowledge and agree that you have reviewed your Award in its entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting your Award and fully understand all provisions of your Award.
(f) This Award Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
(g) All obligations of the Company under the Plan and this Award Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and assets of the Company.

17. GOVERNING PLAN DOCUMENT. Your Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Your Award (and any compensation paid or shares issued under your Award) is subject to recoupment in accordance with The Dodd—Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company and any compensation recovery policy otherwise required by applicable law. No recovery of compensation under such a clawback policy will be an event giving rise to a right to voluntarily terminate employment upon a resignation for “good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
18. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Award Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating benefits under any employee benefit plan (other than the Plan) sponsored by the Company or any Affiliate except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any or all of the employee benefit plans of the Company or any Affiliate.
19. CHOICE OF LAW. The interpretation, performance and enforcement of this Award Agreement will be governed by the law of the State of Delaware without regard to that state’s conflicts of laws rules.
20. SEVERABILITY. If all or any part of this Award Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Award Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
21. OTHER DOCUMENTS. You hereby acknowledge receipt of and the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Plan prospectus. In addition, you acknowledge receipt of the Company’s policy permitting certain individuals to sell shares only during certain “window” periods and the Company’s insider trading policy, in effect from time to time.
22. AMENDMENT. This Award Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Notwithstanding the foregoing, this Award Agreement may be amended solely by the Board by a writing which specifically states that it is amending this Award Agreement, so long as a copy of such amendment is delivered to you, and provided that, except as otherwise expressly provided in the Plan, no such amendment materially adversely affecting your rights hereunder may be made without your written consent. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Award Agreement in any way it may deem necessary or advisable to carry out the purpose of the Award as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein.
23. COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulation Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A, and if you are a “Specified Employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of your “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h) and without regard to any alternative definition thereunder), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the earlier of: (i) the fifth business day following your death, or (ii) the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of adverse taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2).
* * * * *
This Award Agreement will be deemed to be signed by the Company and the Participant upon the signing or electronic acceptance by the Participant of the Restricted Stock Unit Grant Notice to which it is attached.

APPENDIX C
CERTIFICATE OF AMENDMENT
TO THE
FOURTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CHF SOLUTIONS, INC.
CHF SOLUTIONS, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
FIRST: The name of the Corporation is CHF Solutions, Inc. and the date on which the Fourth Amended and Restated Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware was September 20, 2011 (the “Fourth Amended and Restated Certificate of Incorporation”);
SECOND: The Board of Directors of the Corporation has duly adopted resolutions proposing and declaring advisable that the Fourth Amended and Restated Certificate of Incorporation be amended as set forth herein and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation;
THIRD: The Fourth Amended and Restated Certificate of Incorporation is hereby amended by deleting the Paragraph A of ARTICLE IV in its entirety and inserting the following in lieu thereof:
“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares that the Corporation is authorized to issue is One Hundred Forty Million (140,000,000) shares, each with a par value of $0.0001 per share. One Hundred Million (100,000,000) shares shall be Common Stock and Forty Million (40,000,000) shares shall be Preferred Stock. Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware (the “DGCL”) of this Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation of the Corporation, as previously amended (the “Restated Certificate”), each [XX] shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or respective holders thereof, be combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Split”); provided, however, that the Corporation shall issue no fractional shares as a result of the actions set forth herein but shall instead pay to the holder of such fractional share a sum in cash equal to such fraction multiplied by the closing sales price of the Common Stock as reported on The Nasdaq Capital Market on the last trading day before the Effective Time (as adjusted to give effect to the Reverse Split).”
FOURTH: Pursuant to a resolution of Board of Directors of the Corporation, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Section 242 of the DGCL.
FIFTH: This Certificate of Amendment to the Fourth Amended and Restated Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.
IN WITNESS WHEREOF, CHF Solutions, Inc. has caused this Certificate of Amendment to be executed by its duly authorized officer on this       day of          , 2020.
CHF SOLUTIONS, INC.

By:
Name:
Title:
C-1

SPECIAL MEETING OF STOCKHOLDERS OF

# CHF SOLUTIONS, INC.

**October 6, 2020, 2:00 p.m. U.S. Central Time**

## PROXY VOTING INSTRUCTIONS

**INTERNET** - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

**TELEPHONE** - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/by phone until the polls close at the Special Meeting.

**MAIL** - Sign, date and mail your proxy card in the envelope provided as soon as possible.

**VIRTUALLY AT THE MEETING** - You may attend the Special Meeting via the Internet and vote your shares during the meeting. Go to: https://web.lumiagm.com/257406306 Password: chf2020 (Case sensitive). Have your control number available and follow the instructions.

**GO GREEN** - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

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**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/22594/special

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

00033003000000000000 5 100620

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

**NOTE**: Such other business as may properly come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Proxy Statement for the Special Meeting of Stockholders.

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To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.